CREDIT AGREEMENT

                                    among

                      CASINO MAGIC OF LOUISIANA, CORP.,
                            as Term Loan Borrower


                                     and


                             CASINO MAGIC CORP.,
                           as Credit Line Borrower


                                     and


                       FIRST NATIONAL BANK OF COMMERCE,
                                   as Bank









                          Dated as of March 27, 1997












                                     -  -

                              CREDIT AGREEMENT


          THIS CREDIT AGREEMENT, dated as of March 27, 1997, is made among CASINO MAGIC OF LOUISIANA, CORP., a Louisiana corporation ("CMLA"), CASINO MAGIC CORP., a Minnesota corporation ("CMC"), and FIRST NATIONAL BANK OF COMMERCE, a national banking association ("Bank"), which agree as follows:

                                  ARTICLE

                               GENERAL TERMS


          Section      Terms  Defined Above.  As used in this Agreement, the
terms "CMLA", "CMC" and "Bank" shall have the meanings indicated above.

          Section      Certain  Definitions.  As used in this Agreement, the
following terms shall have the following meanings, unless the context otherwise requires:

     "Advance" shall mean a disbursement of an amount under the Credit Line and all or any portion of such disbursement so long as same remains outstanding and unpaid.

     "Agreement" shall mean this Credit Agreement, as the same may from time to time be amended, modified, supplemented or restated.

     "Borrowers" shall mean, collectively, CMLA and CMC, and "Borrower" shall mean any one of them.

     "Business Day" shall mean a day other than a Saturday, Sunday or legal holiday for commercial banks in New Orleans, Louisiana.

     "Casino Magic-Bossier City" shall have the meaning of such term set forth in the Louisiana Indenture.

     "CMLA Subsidiaries" shall have the meaning of the term "Subsidiaries" set forth in the Louisiana Indenture. All capitalized terms used within such definition therein and within the definitions of such terms, and their attendant definitions, shall be deemed to be incorporated herein.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Collateral" shall mean the properties, property interests and rights described in Section 3.1 hereof as security for the Term Loan Obligations or which, under the terms of any Collateral Documents, is or is purported to be encumbered thereby or subject thereto.

     "Collateral Documents" shall mean, collectively, the documents required by Bank to obtain the security interests in the Collateral or to guarantee or otherwise secure any portion of the Term Loan Obligations, as described in
Section 3.1 hereof, and all other agreements, documents and instruments required in Section 3.1, as any of the same may from time to time be amended, modified, supplemented or restated.

     "Consolidated Interest Coverage Ratio" shall have the meaning of such term set forth in the Mississippi Indenture. All capitalized terms used within such definition therein and within the definitions of such terms, and their attendant definitions, shall be deemed to be incorporated herein.

     "Control Board" shall mean the Louisiana Gaming Control Board.

     "Credit Limit" shall mean Two Million Five Hundred Thousand and No/100 ($2,500,000.00) Dollars.

     "Credit Line" shall mean the credit facility afforded by Bank to CMC to receive Advances under subsection 2.1(a) of this Agreement, up to the Credit Limit.

     "Credit Line Closing Date" shall mean the date of this Agreement.

     "Credit Line Note" shall mean the Note described in subsection 2.1 (a) hereof, relating to the Credit Line.

     "Credit Line Obligations" shall mean the Obligations of CMC comprising or otherwise relating to the Credit Line and the Advances made thereunder from time to time.

     "Credit Period" shall mean a period commencing on and including the Credit Line Closing Date and extending for a period of up to the day preceding the Credit Period Termination Date.

     "Credit Period Termination Date" shall mean March 27, 1998. If such date is not a Business Day, then the Credit Period Termination Date shall be the nearest preceding Business Day.

     "Debt" shall mean any and all amounts or liabilities owing from time to time by any Person to any other Person, including Bank, direct or indirect, liquidated or contingent, now existing or hereafter arising, including without limitation (i) indebtedness for money borrowed; (ii) unfunded portions of commitments for money to be borrowed; (iii) without double-counting if already covered by clause (ii) hereof, the amounts of all standby and commercial letters of credit and bankers acceptances, matured or unmatured, issued on behalf of such Person; (iv) guaranties of the obligations of any other Person, whether direct or indirect, whether by agreement to purchase the indebtedness of any other Person or by agreement for the furnishing of funds to any other Person through the purchase or lease of goods, supplies or services (or by way of stock purchase, capital contribution, advance or loan) for the purpose of paying or discharging the indebtedness of any other Person, or otherwise; (v) the present value of all obligations for the payment of rent or hire of property of any kind (real or personal) under leases or lease agreements required to be capitalized under generally accepted accounting principles, and
(vi) trade payables and operating leases incurred in the ordinary course of business or otherwise.

     "Default"  shall  mean  the  occurrence of any of the events specified in
Article 8 hereof, whether or not any requirement for notice or lapse of time or other condition precedent has been satisfied.

     "Default Rate" shall mean (i) with respect to the Credit Line, the Prime Rate plus four (4.00%) percent per annum, and (ii) with respect to the Term Loan, twelve and one-quarter (12.25%) percent per annum.

     "Division" shall have the meaning of such term set forth in the Riverboat Gaming Act, together with any future successor or replacement Louisiana Governmental Authority which acquires any gaming regulatory jurisdiction pertinent to CMLA or CMC, including without limitation the Control Board.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

     "Event of Default" shall mean the occurrence of any of the events specified in Article 8 hereof, provided that any requirement for notice or lapse of time or any other condition precedent has been satisfied.

     "Fixed Charge Coverage Ratio" shall have the meaning of such term set forth in the Louisiana Indenture. All capitalized terms used within such definition therein and within the definitions of such terms, and their attendant definitions, shall be deemed to be incorporated herein.

     "Governmental Authority" shall mean any nation or government (domestic or foreign), any state or other political subdivision thereof and any agency or political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including without limitation any arbitration panel or any court and all federal, state, parish, county and municipal agencies, departments, boards, commissions and authorities.

     "Governmental Requirement" shall mean any law, statute, code, ordinance, order, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other direction or requirement (including, without limitation, any of the foregoing which relate to gaming, environmental standards or controls, occupational, safety and health standards or controls and any environmental protection statute) of any Governmental Authority.

     "IGT" shall mean IGT, a Nevada corporation.

     "Indentures" shall mean, collectively, the Louisiana Indenture and the Mississippi Indenture, and "Indenture" shall mean either of them.

     "JCC" shall mean Jefferson Casino Corporation, a Louisiana corporation.

     "License" shall have the meaning of such term set forth in the Riverboat Gaming Act.

     "Lien" shall mean any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on jurisprudence, statute or contract, and including but not limited to the lien or security interest or ship mortgage arising from a mortgage, encumbrance, pledge, security agreement, preferred ship mortgage, maritime tort, maritime supply contract, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" shall include reservations, exceptions, encroachments, easements, servitudes, usufructs, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting property. For the purposes of this Agreement, a Borrower shall be deemed to be the owner of any property which it has acquired or holds subject to a conditional sale agreement, financing lease or other arrangement pursuant to which title to the property has been retained by or vested in some other Person for security purposes.

     "Loan Documents" shall mean collectively this Agreement, the Notes, the Collateral Documents, and any other agreement, document or instrument executed or delivered in connection herewith and therewith, together with any and all renewals, modifications, amendments, supplements, extensions for any period, or rearrangements hereof or of any thereof.

     "Louisiana Indenture" shall mean the Indenture dated as of August 22, 1996 among CMLA, JCC and First Union Bank of Connecticut, as trustee (in such capacity, together with its successors and assigns in such capacity, the "Louisiana Trustee"), as amended by the First Supplement thereto and further amended, modified or supplemented from time to time.

     "Louisiana Indenture Change of Control" shall have the meaning of the term "Change of Control" set forth in the Louisiana Indenture. All capitalized terms used within such definition therein and within the definitions of such terms, and their attendant definitions, shall be deemed to be incorporated herein.

     "Louisiana Trustee" shall have the meaning specified in the definition of Louisiana Indenture above.

     "MGC" shall mean the Mississippi Gaming Commission and its successors and assigns.

     "Mississippi  Gaming  Act" shall mean the Mississippi Gaming Control Act,
Mississippi  Code  Annotated    75-76-1 et seq. of the Mississippi Code of
1972, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

     "Mississippi Indenture" shall mean the Indenture dated as of October 14, 1993 among Casino Magic Finance Corp., CMC and IBJ Schroder Bank & Trust Company, as Trustee, as amended, modified or supplemented from time to time.

     "Mississippi Indenture Change of Control" shall have the meaning of the term "Change of Control" set forth in the Mississippi Indenture. All capitalized terms used within such definition therein and within the definitions of such terms, and their attendant definitions, shall be deemed to be incorporated herein.

     "Notes" shall mean, collectively, the promissory notes referred to in subsections 2.1(a) and (b) hereof, together with any and all renewals, modifications, amendments, supplements, extensions or rearrangements thereto or thereof, and "Note" shall mean either of them.

     "Obligations" shall mean any and all amounts, liabilities and obligations owing from time to time by CMLA or CMC to Bank (or any successor of Bank or transferee of the Credit Line or the Term Loan) pursuant to the Loan Documents to which each of CMLA and CMC, respectively, is a party, whether such amounts, liabilities or obligations be liquidated or unliquidated, now existing or hereafter arising, absolute or contingent.

     "Permitted Liens" shall mean those Liens described in, and permitted pursuant to, Section 6.1 hereof.

     "Person" shall mean any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization, Governmental Authority, or any other form of entity.

     "Plan(s)" shall mean any employee pension benefit plan within the meaning of Section (3)(2) of ERISA sponsored and maintained by any Borrower, including any such plan to which any Borrower is required to contribute on behalf of its employees.

     "Prime Rate" shall mean the average prime or base rate on corporate loans at large U.S. money center commercial banks as published from time to time in The Wall Street Journal (or, if not published therein, such other publication that Bank shall reasonably choose), which rate is a reference rate and is not necessarily the lowest rate quoted or charged by such banks or Bank to their respective customers.

     "Proceeds" shall mean cash and non-cash proceeds of, and all other profits, income, rentals or receipts, in whatever form, arising from the sale, lease, exchange, assignment, licensing or other disposition of, or realization upon, Collateral under the Security Agreement, and all additions to, substitutions for and accessions of any Collateral under the Security Agreement, including without limitation all claims of Borrower against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral under the Security Agreement, and any condemnation or requisition payments with respect to any Collateral under the Security Agreement, and including proceeds of all such proceeds, in each case whether now existing or hereafter arising.

     "Riverboat Gaming Act" shall mean The Louisiana Riverboat Economic Development and Gaming Control Act, La. R.S. 4:501 et seq., and the rules and regulations promulgated thereunder, as amended, supplemented or replaced from time to time, including without limitation as affected by the Louisiana Gaming Control Law (House Bill No. 8, First Extraordinary Session, 1996).

          "SEC" shall mean the Securities and Exchange Commission.

     "Security Agreement" shall have the meaning set forth in Section 3.1 hereof.

     "Ship Mortgage" shall have the meaning set forth in Section 3.1 hereof.

     "Slot Machines" shall mean the slot machines and related equipment (including without limitation stands, cabinets, seats, kits, converters, cables, workstations, accessories, processors, software and manuals) acquired by Crescent City Capital Development Corporation, predecessor in interest to CMLA, from IGT, including without limitation any of the foregoing listed more particularly on Schedule I attached to the Security Agreement.

     "Term Loan" shall mean the term loan described in subsection 2.1(b) hereof.

     "Term Loan Closing Date" shall mean the date of this Agreement.

     "Term Loan Maturity Date" shall mean September 27, 1999.

     "Term Loan Obligations" shall mean the Obligations of CMLA comprising or otherwise relating to the Term Loan.

     "Term Loan Payment Date" shall have the meaning specified in subsection 2.1(b) hereof.

     "Term Loan Principal Commencement Date" shall mean June 27, 1997.

     "Term Note" shall mean the Note described in subsection 2.1(b) hereof, relating to the Term Loan.

     "Vessel" shall mean the MARY'S PRIZE paddlewheel casino riverboat, U.S. Coast Guard Official Number 1028011, together with any and all present and future engines, boilers, machinery, components, gaming equipment, masts, boats, capstans, outfit, tools, pumps, gear, furnishings, appliances, fittings, spare and replacement parts and any and all other appurtenances thereto, appertaining or belonging to the Vessel, whether now or hereafter acquired, and whether on board or not on board, together with any and all present and future additions, improvements and replacements therefor, made in or to said Vessel, or any part of parts thereof.

          Section    Accounting Terms and Determinations.   Unless otherwise
specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles as in effect from time to time.

                                  ARTICLE

           AMOUNTS AND TERMS OF THE CREDIT LINE AND THE TERM LOAN

          Section       The Credit Line.  (i) Subject to and upon the terms,
conditions and provisions set forth in this Agreement, and relying upon the representations and warranties of each Borrower contained in this Agreement and the other Loan Documents, Bank is willing to make multiple Advances to CMC under the Credit Line, from time to time on any Business Day during the Credit Period. The aggregate principal amount of the Advances outstanding at any one time cannot exceed the Credit Limit. CMC may make borrowings, prepayments (as permitted in subsection 2.4(a) hereof) and reborrowings on the Credit Line. The Credit Line shall be represented by a promissory note by CMC payable to the order of Bank in the principal amount of $2,500,000.00 and substantially in the form of Exhibit A attached hereto, which note shall mature on the Credit Period Termination Date, at which time the full principal amount of all Advances then outstanding shall become due and payable. Interest on the Credit Line Note shall accrue and be payable as specified in subsections 2.2(a) and (c) hereof. When each Advance is made by Bank to CMC, CMC shall be deemed to have renewed and reissued the Credit Line Note for the amount of such Advance plus the then current outstanding balances of all previous Advances.

               (ii) Each Advance shall be in an amount not less than $50,000 and in integral multiples thereof.

               (iii) Requests for Advances shall be made on notice in writing from CMC to Bank received by Bank at least two (2) Business Days prior to the requested date for such Advance, specifying the requested date for such Advance and the amount thereof. Each Request for Advance shall be accompanied by a certificate in the form of Exhibit C attached hereto signed by the principal financial officer of each Borrower. Reference is made to Article 7 hereof for general conditions to Advances.

               The Term Loan. (i) Subject to and upon the terms, conditions and provisions set forth in this Agreement, and relying upon the representations and warranties of each Borrower contained in this Agreement and the other Loan Documents, on the Term Loan Closing Date, Bank agrees to make a term loan to CMLA in the principal amount of $3,850,000.00 (the "Term Loan"). The Term Loan will be represented by a promissory note by CMLA payable to the order of Bank in the principal amount of $3,850,000 and substantially in the form of Exhibit B attached hereto, which note shall mature and be payable in full on the Term Loan Maturity Date. Payments of principal on the Term Note (x) shall commence on the Term Loan Principal
Commencement Date and shall continue quarterly thereafter on the following nine (9) successive quarterly anniversary dates of the Term Loan Principal Commencement Date through and including the Term Loan Maturity Date (each such principal payment date being a "Term Loan Payment Date"), and (y) shall be payable in ten (10) equal installments such that the principal balance of the Term Loan will amortize equally to a zero balance at the Term Loan Maturity Date after giving effect to the tenth and final payment of principal due on such date.

               (ii) Interest on the Term Loan shall be payable in arrears and shall accrue as provided in subsections 2.2(b) and (c) below. CMLA shall pay interest on the aggregate outstanding principal of the Term Loan on each Term Loan Payment Date (including without limitation the Term Loan Maturity
Date) simultaneously with the principal payment then due and payable.

          Section Interest. (a) Advances under the Credit Line shall bear interest from the date of each Advance until paid at a varying rate per annum which is equal to the Prime Rate plus one-quarter of one (0.25%) percent per annum, such rate to change automatically effective as of the date of any change in the Prime Rate. The determination by Bank of an interest rate hereunder or interest amount due hereunder shall be conclusive and binding for all purposes absent manifest arithmetical or mechanical error. Interest on each Advance shall be payable in arrears. CMC shall make regular quarterly interest payments on the aggregate Advances then outstanding on each quarterly anniversary of the Credit Line Commencement Date commencing on the first such quarterly anniversary date and continuing thereafter through and including the Credit Period Termination Date.

          (b) The Term Loan shall bear interest until paid at eight and one-quarter (8.25%) percent per annum. The determination by Bank of an interest amount due hereunder shall be conclusive and binding for all purposes absent manifest arithmetical or mechanical error. Interest on the Term Loan shall be payable by CMLA as provided in subsection 2.1(b) above.

          (c) With respect to both the Advances and the Term Loan, all payments of interest shall be computed on the per annum basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) elapsed.

          Section   Default Rate.  If an Event of Default shall occur in the
payment on the due date of any payment of principal or interest due hereunder, whether on the Credit Line or the Term Loan, or both, as the case may be, then the applicable Borrower will pay interest on any such past due installment (retroactively) from the date of the Default on such payment up to the date of actual payment (as well after as before judgment) at the applicable Default Rate. Upon the occurrence of any other Event of Default hereunder, Bank shall have the right to increase prospectively the interest rates for the Term Loan and the Advances outstanding under the Notes to the applicable Default Rates; provided, that if such Event of Default arises solely due to an action or inaction of one Borrower, then Bank's right to so prospectively increase the interest rate shall apply only to such Borrower's Obligations. Upon acceleration of the principal indebtedness represented by the Notes resulting from an Event of Default, the accelerated principal balance of the Credit Line and the Term Loan shall bear interest from the date of acceleration up to the date of actual payment (as well after as before judgment) at the applicable Default Rates; provided, that if such Event of Default arises solely due to an action or inaction of one Borrower, then only the Obligations of such Borrower shall so bear interest at the applicable Default Rate. All such interest at the Default Rate shall be payable on demand.

          Section     Prepayments.  (a) CMC may at its option prepay, on any
Business Day, the principal amount of the aggregate Advances outstanding hereunder at any time in whole or from time to time in part, without premium or penalty, but in any event together with accrued interest on the portion of such Advances so prepaid; provided, that Bank shall have received notice of any such prepayment at least two (2) Business Days before such prepayment date and such notice shall specify the date of prepayment, the amount thereof and the applicable Advance (or portion thereof) which is to be prepaid. Each such prepayment shall be in any amount equal to at least one hundred thousand ($100,000.00) dollars or any lesser amount of aggregate Advances than outstanding.

          (b) CMLA may make voluntary prepayments, on any Business Day, from time to time on the Term Loan outstanding hereunder, in whole or in part, without premium or penalty, but in any event together with accrued interest on the portion of the Term Loan so prepaid; provided, that Bank shall have received notice of any such prepayment at least two (2) Business Days before such prepayment date and such notice shall specify the date of prepayment and the amount of the Term Loan which is to be prepaid. Each such prepayment shall be in an amount equal to at least one hundred thousand ($100,000.00) dollars or any lesser remaining principal balance of the Term Loan then outstanding. Any partial prepayment when made shall be applied to unpaid installments of principal in the inverse order of maturity (starting with the last installment on the Term Loan Maturity Date). Early payments under the Term Note will not relieve CMLA of CMLA's obligation to continue to make regularly scheduled payments under the Term Note in accordance with the payment schedule provided in subsection 2.1(b) above. Early payments will instead reduce the principal balance due, and CMLA may be required to make fewer payments under the Term Note.

          (c) Neither CMC nor CMLA shall be required to make any mandatory prepayments of, respectively, any Advances or the Term Loan.

          Section      Business  Days.    If  the  date  for  any payment or
prepayment hereunder falls on a day which is not a Business Day, then for all purposes of this Agreement the same shall be deemed to have fallen on the next following Business Day, and such extension of time shall in such case be included in the computation of payments of interest.

          Section      Payments.    Each  Borrower  shall  make each payment
hereunder and under its Note in lawful money of the United States of America in same day funds to Bank at Bank's main office in New Orleans, Louisiana not later than 1:00 p.m. (Central Time) on the day when due, or such other place in the United States as designated in writing by Bank. Each Borrower hereby authorizes Bank, if and to the extent payment is not made when due hereunder or under its Note and if such non-payment becomes an Event of Default hereunder, to charge against such Borrower's accounts with Bank any amount so due.

          Section       Application of Payments and Proceeds After Default.
Upon the occurrence of any Default or Event of Default, any and all payments with respect to a Borrower's Obligations (including without limitation, with respect to the Term Loan Obligations, the proceeds of any sale or liquidation of any Collateral as security for the Term Loan Obligations), shall be applied first, to all of such Borrower's Obligations other than the principal amount and accrued interest then outstanding under its Note, in such order as Bank shall determine in its sole discretion, second, to the accrued interest then outstanding under its Note, and third, to the principal amount then outstanding under its Note.
          Section    Use of Proceeds.  (a) CMC shall use the proceeds of the
Advances solely for CMC's working capital needs permitted under the Mississippi Indenture and (b) CMLA shall use the proceeds of the Term Loan solely for purposes of refinancing the Slot Machines.

                                  ARTICLE

                   SECURITY FOR THE TERM LOAN OBLIGATIONS

          Section      Security.  The Term Loan Obligations shall be secured
by the following:

               (i) A Second Preferred Ship Mortgage by CMLA in favor of Bank (as it may from time to time be amended, modified, supplemented or restated, the "Ship Mortgage") covering the Vessel, for the sole purpose of ensuring the grant and perfection of Bank's security interest in the corporeal (tangible) Collateral described in clause (ii) below, and evidence that all actions necessary or, in the opinion of Bank, desirable to perfect or protect the Liens created by such Ship Mortgage have been taken.

               (ii) A Security Agreement by CMLA in favor of Bank (as it may from time to time be amended, modified, supplemented or restated, the "Security Agreement") granting a first priority security interest in all of CMLA's right, title and interest in and to (x) the Slot Machines, (y) all contract rights and warranty rights of CMLA pertaining to the Slot Machines, and (z) all Proceeds of the foregoing, together with proper UCC-1 Financing Statements duly filed in Louisiana and Mississippi, and evidence that all actions necessary or, in the opinion of Bank, desirable to perfect or protect the Liens created by such Security Agreement have been taken.

                                  ARTICLE

                       REPRESENTATIONS AND WARRANTIES

          In order to induce Bank to enter into this Agreement, the Borrowers hereby represent and warrant to Bank (which representations and warranties will survive the extensions of credit under this Agreement and shall be deemed to be continually made for so long as any part of the Obligations is outstanding) that:

          Section   Corporate Existence.  (a) The Borrowers are corporations
duly organized, legally existing and in good standing under the laws of their respective states of incorporation, and are duly qualified as foreign corporations in all jurisdictions wherein the property they own or the business they transact make such qualification necessary. As of the date of this Agreement, the Borrowers have no subsidiaries (including, with respect to CMLA, any CMLA Subsidiaries) except as set forth on Exhibit D attached hereto.

          (b)    The  chief  executive  office  of CMLA is located at 1701 Old
Minden  Road,  Bossier  City,  Louisiana  71111.    The  federal  taxpayer
identification number of CMLA is 64-0878110.

          Section      Corporate Power and Authorization.  The Borrowers are
duly authorized and empowered to execute, deliver and perform the Loan Documents to which each is a party and to own their respective properties and to carry on their respective businesses as now being conducted. All corporate action on the part of the Borrowers requisite for the due creation and execution of the Loan Documents has been duly and effectively taken (including without limitation any shareholder action).

          Section     Binding Obligations.  The Loan Documents to which each
Borrower is a party constitute valid and binding obligations of such Borrower, enforceable in accordance with their terms (except that enforcement may be subject to any applicable bankruptcy, insolvency or similar laws generally affecting the enforcement of creditors' rights).

          Section   No Legal Bar or Resultant Lien.  The execution, delivery
and performance by each Borrower of the Loan Documents to which each is a party (i) do not and will not violate any provisions of the Borrowers' articles of incorporation or by-laws, (ii) will not violate, result in any acceleration under or create in any party a right to terminate or modify any contract or agreement to which any of the Borrowers is subject (including without limitation the Indentures (including without limitation Sections 4.09 and 4.13 of the Louisiana Indenture and Sections 4.12 and 4.14 of the Mississippi Indenture) and the agreements, documents and instruments executed and delivered in connection therewith), (iii) will not violate any law (including without limitation the Riverboat Gaming Act and the Mississippi Gaming Act), regulation, order, injunction, judgment, decree or writ to which any of the Borrowers is subject, and (iv) will not result in the creation or imposition of any Lien upon any property of any Borrower, other than as contemplated by this Agreement.

          Section   No Consents.  The execution, delivery and performance by
each Borrower of the Loan Documents to which each is a party do not now and will not in the future require the consent or approval of, notice to, filing with, or exemption or other action from, any other Person (including without limitation the trustees or noteholders under the Indentures or any Governmental Authority), except for approval by the MGC, after their execution, of the Loan Documents executed by CMC.

          Section      Financial  Condition.    All  financial  statements
(consolidated or otherwise) of each Borrower delivered to Bank fairly and accurately present the financial condition of the party or parties for whom such statements are submitted and such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, and there are no contingent liabilities not disclosed thereby which would or could adversely affect the financial condition of such party or parties. Since the close of the period covered by the latest financial statement delivered to Bank with respect to either Borrower, there has been no material adverse change in the assets, liabilities, or financial condition of such parties. Except as specifically disclosed to Bank in writing, no event has occurred (including, without limitation, any litigation or administrative proceedings) and no condition exists or, to the knowledge of either Borrower, is threatened, which (i) might render either Borrower unable to perform its obligations under this Agreement, its Note or the other Loan Documents to which it is a party, or (ii) would constitute a Default hereunder, or (iii) might materially adversely affect the financial condition of either Borrower or the validity of or priority of the Liens under the Collateral Documents.

          Section     Investments and Guaranties.  Neither Borrower has made
investments in, advances to or guaranties of the obligations of any Person, except as reflected in the financial statements described in Section 4.6 hereof, or as specifically disclosed to Bank in writing, or as expressly permitted by this Agreement. The foregoing so disclosed to Bank in writing and reflected in the financial statements described in Section 4.6 hereof includes, without limitation, the guaranty by CMC of the Debt of Casino Magic Finance Corp. under the Mississippi Indenture.

          Section      Liabilities and Litigation.  Neither Borrower has any
material (individually or in the aggregate) liabilities, direct or contingent, except as disclosed or referred to in the financial statements described in
Section 4.6 hereof, or as specifically disclosed to Bank in writing. Except as referred to in the financial statements described in Section 4.6 hereof or except as specifically disclosed to Bank in writing, there is no litigation, legal or administrative proceeding, investigation or other action of any nature pending or, to the knowledge of the Borrowers, threatened against or affecting either Borrower which involves the possibility of any judgment or liability not fully covered by insurance, and which may materially and adversely affect, whether individually or in the aggregate, the business or the property of either Borrower or its ability to carry on business as now conducted.

          Section      Taxes  and  Governmental Charges.  The Borrowers have
filed all tax returns and reports required to be filed and have paid all taxes, assessments, fees and other governmental charges levied upon them or upon their properties or income which are due and payable, including interest and penalties, or have provided adequate reserves for the payment thereof adequate under generally accepted accounting principles (provided that such reserves may be set up under generally accepted accounting principles) and such are currently being contested in good faith by appropriate proceedings diligently being conducted.

          Section      Defaults.    The Borrowers are not in default (in any
respect which materially and adversely affects a Borrower's businesses, properties, operations or condition, financial or otherwise), under any indenture (including either Indenture), loan agreement, mortgage, deed of trust, agreement or other instrument to which each is a party or by which such Borrower is bound, except as otherwise disclosed to Bank in writing.

          Section   Casualties and Condemnation.  Since the date of the most
recent financial statements furnished to Bank prior to the date of this Agreement, neither the business nor the property of either Borrower has been materially and adversely affected as a result of any fire, explosion, earthquake, flood, drought, windstorm, accident, strike or other labor disturbance, embargo, requisition or taking of property or cancellation of contracts, permits or concessions by any Governmental Authority, riot, activities of armed forces or acts of God or of any public enemy, except (i) that prior to the Term Loan Closing Date, the temporary casino operations of CMLA closed for an aggregate of 15 days due to flooding, and (ii) as otherwise disclosed in writing to Bank.

          Section      Use  of  Proceeds; Margin Stock.  The proceeds of the
extensions of credit hereunder will be used by Borrowers for the purposes listed in Section 2.8 hereof. None of such proceeds will be used for the purpose of, and neither Borrower is engaged in the business of extending credit for the purpose of, purchasing or carrying any "margin stock" as defined in Regulation U of the Board of Governors of the Federal Reserve System (12 C.F.R. Part 221), or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry a margin stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of said Regulation U. Neither Borrower is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stocks. Neither either Borrower nor any other Person acting on behalf of either Borrower has taken or will take any action which might cause this Agreement to violate Regulation U or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Securities Exchange Act of 1934 or any rule or regulation thereunder, in each case as now in effect or as the same may hereinafter be in effect.

          Section     Compliance with the Law.  The Borrowers (a) are not in
violation of any law, judgment, decree, order, ordinance, or governmental rule or regulation to which the Borrowers or any of their property are subject, and
(b) have not failed to obtain any license, permit, franchise or other governmental authorization necessary to the ownership of any of their property or the conduct of their business; in each case, which violation or failure could reasonably be anticipated to materially and adversely affect the business, prospects, profits, property or condition (financial or otherwise) of either Borrower.

          Section    ERISA.  The Borrowers and the Plan(s) are in compliance
in all material respects with the applicable provisions of ERISA, and no Reportable Event, as such term is defined in Title IV of ERISA, has occurred with respect to any Plan of the Borrowers.

          Section     No Material Misstatements.  No information, exhibit or
report furnished by the Borrowers to Bank in connection with this Agreement or the other Loan Documents or in the negotiation of this Agreement or the other Loan Documents executed in favor of or with Bank contained any material misstatement of fact or omitted to state a material fact necessary to make the statements contained herein and therein not misleading.

          Section      Utility  or  Investment Company.  Neither Borrower is
engaged in the generation, transmission, or distribution and sale of electric power; transportation, distribution and sale through a local distribution system of natural or other gas for domestic, commercial, industrial, or other use; ownership or operation of a pipeline for the transmission or sale of natural or other gas, crude oil or petroleum products to other pipeline companies, refineries, local distribution systems, municipalities, or industrial consumers; provision of telephone or telegraph service to others; production, transmission, or distribution and sale of steam or water; operation of a railroad; or provision of sewer service to others. Neither Borrower is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          Section      Title  to Collateral.  CMLA has good and merchantable
title to its Collateral, free of all Liens other than Permitted Liens.

          Section     Fiscal Year.  The fiscal year of each of the Borrowers
ends on December 31 of each year.

          Section      Continuing  Accuracy.  All of the representations and
warranties contained in this Article or elsewhere in this Agreement shall be true through and until the date on which all Obligations of Borrowers under this Agreement and the other Loan Documents are fully satisfied, and each Borrower shall promptly notify Bank of any event which would render any of said representations and warranties untrue or misleading.

                                  ARTICLE

                           AFFIRMATIVE COVENANTS

          Unless Bank's prior written consent to the contrary is obtained, each Borrower will at all times comply with each covenant contained in this
Article 5 (unless a covenant by its specific terms applies only to the other Borrower), from the date hereof and for so long as any part of its Obligations is outstanding.

          Section      Financial Statements and Reports.  Each Borrower will
promptly furnish to Bank such information regarding the business and affairs and financial condition of such Borrower as Bank may reasonably request. Without limiting the generality of the foregoing, the Borrowers will furnish or cause to be furnished to Bank:

          Annual and Quarterly Reports - Whether or not either Borrower is required by the rules and regulations of the SEC to make such filings (and within 15 days of the date that is or would be prescribed thereby), (i) all quarterly and annual financial information of each Borrower that is or would be required to be contained in a filing with the SEC on Forms 10-Q and 10-K (without exhibits), including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" that describes the financial condition and results of operations of each Borrower and its subsidiaries and, with respect to the annual information only, a report thereon by each Borrower's certified independent accounts acceptable to Bank and (ii) all current reports of each Borrower that are or would be required to be filed with the SEC on Form 8-K.

          Monthly  Reports  -   as soon as available and in any event within
fifteen (15) days after the end of each month, the balance sheet of CMLA as of the end of such period, the statement of income of CMLA for such month and for the period from the beginning of the fiscal year to the close of such month, the statement of reconciliation of capital accounts of CMLA for such month and for the period from the beginning of the fiscal year to the close of such month, and the statement of cash flow of CMLA for such month and for the period from the beginning of the fiscal year to the close of such month setting forth in each case in comparative form the corresponding figures (if any) for the corresponding period of the preceding fiscal year (certified as provided in subsection 5.2(b) below); and

       Audit Reports - promptly upon receipt thereof, copies of each other report submitted to the Borrowers by independent accountants in connection with any annual, interim or special audit made by them of the books of the Borrowers, and copies of any management letters or any reports as to material inadequacies in accounting controls submitted to any of the Borrowers; and

          Control Board; Division; MGC - Promptly after the same are available and in any event within five (5) Business Days thereof, copies of each report (whether monthly, quarterly, annual or otherwise) which either Borrower files with the Control Board or the Division or the MGC pertaining to its gaming revenues, its cash reserves (in compliance with the Division's administrative rule Section 2713), or other material financial information; and

          Other information - promptly upon the written request of Bank, all regular budgets and such other financial or other information regarding the business and affairs and financial condition of the Borrowers as Bank may reasonably request.

All such balance sheets and other financial reports referred to above shall be in such detail as Bank may reasonably request and shall conform to generally accepted accounting principles applied on a basis consistent with those of the financial statements described in Section 4.6 hereof, except only for such changes in accounting principles or practice with which the independent certified public accountants concur or, as to subsection (a) above, that would be required by the SEC.

          Section      Certificates  of  Compliance.   Concurrently with the
furnishing of the annual financial statements pursuant to subsection 5.1(a) hereof, each Borrower will furnish or cause to be furnished to Bank a certificate from the independent certified public accountants for the Borrowers stating that in the ordinary course of their audit of the Borrowers, insofar as it relates to accounting matters, their audit has not disclosed the existence of any condition which constitutes a Default (including without limitation under Sections 5.18 and 5.19 hereof), or if their audit has disclosed the existence of any such condition, specifying the nature, period of existence and status thereof; provided, however, that the independent certified public accountants shall not be liable to Bank for their failure to discover a Default.

               Concurrently with the furnishing of the monthly and quarterly financial statements pursuant to subsections 5.1(a) and (b) hereof, the Borrowers will furnish to Bank a certificate in the form of Exhibit C attached hereto, signed by the principal financial officer of each of the Borrowers.

          Section      Taxes  and  Other  Liens.  The Borrowers will pay and
discharge promptly when due all taxes, assessments and governmental charges or levies imposed upon them or upon their income or upon any of their properties as well as all claims of any kind (including claims for labor, materials, supplies and rent) which, if unpaid, might become a Lien upon any or all of a Borrower's property; provided, however, the Borrowers shall not be required to pay any such tax, assessment, charge, levy or claim if the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings diligently conducted and if the contesting party shall have set up reserves therefor adequate under generally accepted accounting principles (provided that such reserves may be set up under generally accepted accounting principles).

          Section      Corporate  Existence; Compliance.  Each Borrower will
maintain its corporate existence and rights. Each Borrower will observe and comply (to the extent necessary so that any failure will not materially and adversely affect the business, prospects, profits, property or condition, financial or otherwise, of such Person), with all laws (including without limitation the Riverboat Gaming Act and the Mississippi Gaming Act), statutes, codes, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, certificates, franchises, permits, licenses, authorizations, directions and requirements (including without limitation any Governmental Requirement) of all Governmental Authorities, and keep and maintain all such franchises, permits and licenses necessary for the conduct of its business in full force and effect.

          Section    Further Assurance.  The Borrowers will promptly (and in
no event later than thirty (30) days after written notice from Bank is received) cure or caused to be cured, at their expense, as reasonably requested by Bank, any defects in the creation, execution and delivery of any of the Loan Documents. The Borrowers will, at their expense, promptly execute and deliver to Bank upon written request all such other and further documents, agreements and instruments (including without limitation further security agreements, financing statements, continuation statements, and assignments of contract rights) in compliance with or accomplishment of the covenants and agreements of the Borrowers in the Loan Documents or to further evidence and more fully describe the Collateral, including any renewals, additions, substitutions, replacements or accessions to the Collateral, or to correct any omissions in the Collateral Documents, or more fully state the Obligations set out herein or in any of the Collateral Documents, or to perfect, protect or preserve any Liens created pursuant to any of the Collateral Documents, or to make any recordings, to file any notices, or obtain any consents as may be necessary or appropriate in connection with the transactions contemplated by this Agreement.

          Section      Performance of Obligations.  Each Borrower will repay
the Advances and the Term Loan in accordance with its Note and this Agreement.
 Each Borrower will do and perform or cause to be done and performed every act required of it by the Loan Documents at the time or times and in the manner specified.

          Section     Reimbursement of Expenses.  Each Borrower will pay all
reasonable fees, costs and expenses (including without limitation reasonable legal fees and expenses) incurred by Bank in connection with the preparation, execution, delivery, filing, recording, enforcement and administration of the Loan Documents to which it is a party executed in favor of or with Bank and all related documents (including any amendments); provided, that solely in connection with the preparation, execution and delivery of the Loan Documents being delivered on the date of this Agreement (each as originally executed), Borrowers collectively shall be responsible (pro rata according to each Borrower's percentage of the sum of the Credit Limit and the amount of the Term Loan) for only up to $27,000 of Bank's legal fees, plus the out-of-pocket expenses of Bank's counsel. Each Borrower will upon request promptly reimburse Bank for all reasonable amounts expended, advanced or incurred by Bank to satisfy any obligation of such Borrower under this Agreement, or to protect such Borrower's Collateral or to collect such Borrower's Obligations, or to enforce the rights of Bank under this Agreement or the other Loan Documents to which such Borrower is a party, which amounts will include all court costs, reasonable attorneys' fees (including without limitation, any reasonable attorneys' fees incurred in connection with any future bankruptcy, probate, receivership or other judicial proceeding affecting the Bank's rights hereunder and any reasonable attorneys' fees incurred in connection with preparation for trial or appeal), fees of auditors and accountants, and investigation expenses reasonably incurred by Bank in connection with any such matters, together with interest at the applicable Default Rate (provided, that if the amount to be reimbursed to Bank is on account of both the Credit Line and the Term Loan, then the Default Rate shall be the higher of the two Default Rates applicable thereto) on each such amount from the date that the same is expended, advanced or incurred by Bank until the date of reimbursement to Bank.

          Section     Insurance.  CMLA will carry and maintain in full force
and effect at all times with financially sound and reputable insurers (or, (i) as to workers' compensation, in an insurance fund or by self-insurance authorized by the jurisdiction in which its operations are carried on or (ii) as to umbrella or excess coverages, with financially sound and reputable surplus line carriers), property insurance, workers' compensation insurance, public liability insurance and such other insurance with respect to its properties and businesses against such liabilities, casualties, risks and contingencies and in such types and amounts as are reasonably satisfactory to Bank and as are usually insured against by companies of established reputation engaged in the same or similar businesses and similarly situated, or as more specifically provided in the Collateral Documents. Such insurance shall be maintained in such amounts (and with co-insurance, deductibles and self-insured retention, if any) as such insurance is usually carried by companies of established reputation engaged in the same or similar businesses and similarly situated. All such insurance carriers (including brokers) shall be licensed (or, with respect to surplus line carriers, otherwise authorized and approved) in the states where the Collateral is located and shall have a rating reasonably acceptable to Bank.

          Without limiting the generality of the foregoing, CMLA shall procure and maintain in full force and effect the following types of insurance:

           (i) Multi-Peril Hazard Insurance. With respect to the Collateral, multi-peril hazard insurance affording insurance against loss or damage by fire, lightning, explosion, collapse, theft, sprinkler leakage, vandalism and malicious mischief and such other perils as are included in so-called "all-risks" or "extended coverage" and against such other insurable perils as, under good insurance practices, from time to time are insured against for properties of similar character, location and movement; such insurance to be not less than 100% of the full replacement cost of the Collateral, including the cost of debris removal, without deduction for depreciation.

     (ii)          Flood  Insurance.    Flood  insurance with respect to the
Collateral in an amount not less than 100% of the full replacement cost of the Collateral, or the maximum amount available, whichever is lesser.

         (iii) Comprehensive General Liability Insurance. Comprehensive public liability insurance with respect to the Collateral and the operations related thereto, against liability for personal injury (including bodily injury and death) and property damage, of not less than $1,000,000.00 combined single limit bodily injury and property damage (together with umbrella or excess liability insurance providing excess disability coverage, over and above such foregoing insurance, in the minimum amount of $25,000,000.00); such comprehensive public liability insurance to be on a per occurrence basis and to specifically include, but not be limited to, (x) coverage for elevators and escalators, water damage liability, products liability, motor vehicle liability for all owned and non-owned vehicles, including rented and leased vehicles, and contractual indemnification, and (y) the specific deletion of any water craft exclusion.
     (iv) Worker's Compensation and General Liability. Workers compensation/Employer's liability and general liability insurance, to the extent required to comply with any applicable law or regulation, in an amount not less than $1,000,000.00 against loss, damage or injury to all employees (including without limitation, masters, officers and members of the crew of the Vessel), agents or representatives of CMLA or any contractor or subcontractor, or insurance against loss, damage or injury caused by any employees, agents or representatives of CMLA or any contractor or subcontractor (together with, whether or not such insurance is required under any applicable law or regulation, umbrella or excess liability insurance providing excess liability coverage, over and above such foregoing insurance (if any), in a minimum amount of $25,000,000.00).

           (v) Business Interruption Insurance. Business interruption insurance covering all reasonable continuing expenses of CMLA, including without limitation the debt service of CMLA for payment of its Term Loan Obligations, in a minimum coverage amount reasonably satisfactory to Bank (and Bank acknowledges and agrees that, as of the date of this Agreement, $8,000,000 is a satisfactory minimum coverage amount).

          (vi) Boiler and Machinery Insurance. Insurance in an amount satisfactory to Bank covering (x) pressure vessels, air tanks, boilers, machinery, pressure piping, heating, air conditioning and elevator and escalator equipment on the Vessel, and (y) any loss of occupancy or use arising from the breakdown of any of the items referred in the immediately preceding clause (x) hereof.

         (vii) Other Insurance. Such other insurance on the Collateral or any replacements or substitutions for the foregoing and in such amounts as may from time to time be reasonably required by Bank against other insurable casualties which at the time are commonly insured against in the case of premises or other property similarly situated.

CMLA recognizes and agrees that Collateral, pursuant to the Ship Mortgage, includes the Vessel, notwithstanding the stated limited purpose of the Ship Mortgage described in subsection 3.1(i) above.

          All such insurance policies, including renewals and replacements, must also be in form and substance acceptable to Bank, and must additionally contain a waiver of subrogation clause or endorsement satisfactory to Bank, and a non-contributory loss payable endorsement in favor of Bank, providing in part that (i) all proceeds attributable to Collateral (as Bank's interests may appear as to the extent of the fair market value (or, if higher, the replacement cost) of the Collateral covered by the Security Agreement) and returned premiums under such policies of insurance regarding Collateral will be paid directly to Bank, and (ii) no act or omission on the part of CMLA, or any of its officers, agents, employees or representatives, nor (with respect to insurance required under clauses (i), (ii), (v), (vi) and, if applicable,
(vii) above) breach of any warranty contained in such policies, shall affect the obligations of the insurer to pay the full amount of any loss attributable to Collateral to Bank (as Bank's interests may appear as to the extent of the fair market value (or, if higher, the replacement cost) of the Collateral covered by the Security Agreement). Such policies of insurance must also contain a provision prohibiting cancellation or the alteration of such insurance without at least thirty (30) days' prior written notice to Bank of such intended cancellation or alteration.

          CMLA agrees to provide Bank with originals or certified copies of such policies of insurance. CMLA further agrees to promptly furnish Bank with copies of all renewal notices and, if requested by Bank, with copies of receipts for paid premiums. CMLA shall provide Bank with binders or such other proof acceptable to Bank that renewal or replacement policies of insurance will be in effect before any such existing policy or policies should expire. If CMLA's insurance policies and renewals are held by another Person, CMLA agrees to supply original or certified copies of the same to Bank, together with binders or such other proof acceptable to Bank that renewal or replacement policies of insurance will be in effect before any such existing policy or policies should expire.

          In the event CMLA should, for any reason whatsoever, fail to cause any insurance required hereunder to be maintained as herein provided, or to cause such policies to be and remain so assigned or payable as provided herein, or to cause to be delivered to Bank satisfactory evidence thereof, then Bank, if it so elects, may itself have any such insurance effected in such amounts and in such companies as it may deem proper and may pay the premiums therefor and CMLA shall reimburse Bank upon demand for the amount of the premiums paid, together with interest thereon at the Default Rate applicable to the Term Loan from date until paid. Bank shall not be responsible for the solvency of any company issuing any insurance policy, whether or not selected or approved by it, or for the collection of any amounts due under any such policy, and shall be responsible and accountable only for such money as may be actually received by Bank.

          CMLA agrees to promptly notify its insurance company and to submit an appropriate claim and proof of claim to the insurance company in the event that any Collateral is lost, damaged, or destroyed as a result of an insured hazard. Bank may submit such a claim and proof of claim to the insurance company on CMLA's behalf, should CMLA fail to do so promptly for any reason. CMLA hereby irrevocably appoints Bank as its agent and attorney-in-fact, such agency being coupled with an interest, to make, settle and adjust claims under such policy or policies of insurance and to endorse the name of CMLA on any check or other item of payment for the proceeds thereof; it being understood, however, that unless one or more Events of Default exist under this Agreement, Bank will not settle or adjust any such claim without the prior approval of CMLA (which approval shall not be unreasonably withheld).

          Bank shall have the right to directly receive the proceeds of all insurance protecting the Collateral (as Bank's interests may appear as to the extent of the fair market value (or, if higher, the replacement cost) of the Collateral covered by the Security Agreement). In the event that CMLA should receive any such insurance proceeds, CMLA agrees to immediately turn over and to pay such proceeds directly to Bank. It is agreed that as long as no Default has then occurred and is then continuing, Bank shall make available to CMLA, by endorsement of the check or other item of payment on account of the loss or by an appropriate payment order directed to the interested under-writer, the proceeds of all such insurance proceeds, other than hereinafter set forth, to pay any outstanding bills for repairing the Collateral or to reimburse CMLA in whole or in part for any expenditures CMLA may have incurred in repairing the Collateral; provided, that Bank, as a condition precedent to any such reimbursement of CMLA, may require CMLA to furnish Bank with receipted bills and/or waivers of liens against the Collateral. If a Default shall then have occurred, and is then continuing, or (regardless of whether or not a Default exists) if the Collateral is subject to a total loss or constructive total loss, then all such insurance proceeds may be applied, at Bank's sole option and discretion, and in such manner as Bank may determine (after payment of all reasonable costs, expenses and attorneys' fees paid or incurred by Bank in this connection), for the purpose of: (a) permitting CMLA (subject to the terms and conditions of this Agreement and the other Loan Documents) to repair, restore or replace the lost, damaged or destroyed Collateral or (b) reducing the then outstanding balance of the Term Loan Obligations, if any (with the surplus of such proceeds, if any, being paid to CMLA, subject to Bank being reasonably satisfied that the Term Loan Obligations have been paid in full).

          Bank's receipt of such insurance proceeds and the application of such proceeds as provided herein shall not, however, affect Bank's Lien against the Collateral. Nothing under this Section shall be deemed to excuse CMLA from its obligations promptly to repair, replace or restore any lost or damaged Collateral, whether or not the same are covered by insurance, whether or not such proceeds of insurance are available, and whether or not such proceeds are sufficient in amount to complete such repair, replacement or restoration, to the satisfaction of Bank. Furthermore, unless otherwise confirmed by Bank in writing, the application or release of any insurance proceeds by Bank shall not be deemed to cure or waive any Event of Default under this Agreement. Any proceeds which have not been disbursed within six
(6) months after their receipt and which CMLA has not committed to the repair or restoration of the Collateral shall be used to prepay the then outstanding balance of the Term Loan Obligations, if any.

          CMLA, upon request of Bank, shall furnish, or cause to be furnished, to Bank reports on each existing policy of insurance showing such information as Bank may request, including without limitation the following: (i) the name of the insurer, (ii) the risks insured, (iii) the amount of the policy, (iv) the property insured, (v) the then current value on the basis of which insurance has been obtained and the manner of determining that value, and (vi) the expiration date of the policy.

          Section    Accounts and Records.  The Borrowers will keep books of
record and accounts in which true and correct entries will be made as to all material matters of all dealings or transactions in relation to their business and activities, in accordance with generally accepted accounting principles, consistently applied.

          Section      Right  of  Inspection.  The Borrowers will permit any
officer, employee or agent of Bank to visit and inspect the Collateral and to examine the books of record and accounts of the Borrowers, take copies and extracts therefrom, and discuss the affairs, finances and accounts of the Borrowers with the Borrowers' officers, accountants, counsel and auditors, all of the foregoing at such reasonable times and on reasonable notice and without hindrance or delay and as often as Bank may reasonably desire; provided, that inspections shall not unduly interrupt the operations of Borrowers.

          Section   Maintenance of Properties.  The Borrowers shall maintain
and preserve all of their properties (and any property leased by or consigned to them or held under title retention or conditional sales contracts) that are used or useful in the conduct of their business in the ordinary course in good working order and condition at all times, ordinary wear and tear excepted, and make all repairs, replacements, additions, betterments and improvements to their properties to the extent necessary so that any failure will not materially and adversely affect the business of either Borrower. Without limiting the foregoing, CMLA shall from time to time make all needful and proper repairs to the Vessel to maintain the Vessel in, or restore the Vessel after a casualty to, good condition and working order, and as required by the Ship Mortgage.

          Section   Notice of Certain Events.   Each Borrower shall promptly
notify Bank in writing if such Borrower learns of the occurrence of any event which constitutes a Default, together with a detailed statement by such Borrower as to the nature of the Default and the steps being taken (or proposed to be taken) to cure the effect of such Default.

               CMLA shall promptly notify Bank in writing of any change in location of any Collateral, of any change in location of CMLA's principal place of business or the office where records concerning accounts and contract rights are kept, or any change in the federal taxpayer identification number of CMLA.

               CMLA shall promptly notify Bank in writing of any casualty to or accident involving the Collateral, whether or not such casualty or loss is covered by insurance. CMLA shall further promptly notify Bank in writing upon receipt of any written notice or other communication from an insurer seeking to reduce the scope or the limits of coverage or to cancel, non-renew or otherwise terminate or amend any insurance coverage.

               CMLA shall promptly notify Bank in writing of any and all Liens asserted, and attachments made, against the Collateral, together with copies of all related instruments and any other materials that Bank shall require.

               Each Borrower shall promptly notify Bank in writing of any amendment or supplement to or modification of either Indenture not otherwise prohibited by this Agreement (and provide Bank with a copy of any such amendment, supplement or modification).

               Each Borrower shall promptly notify Bank in writing of the arising of any litigation, governmental investigation or arbitration or dispute threatened against or affecting any Borrower which, if adversely determined, would have a materially adverse effect upon the financial condition or business of such Borrower, and thereafter of any material development in any such litigation, governmental investigation or arbitration.

               CMLA shall promptly notify Bank in writing of the occurrence or alleged occurrence of any "Default" or "Event of Default" under (and as defined in) the Louisiana Indenture, together with copies of all notices pertaining thereto.

               CMC shall promptly notify Bank in writing of the occurrence or alleged occurrence of any "Default" or "Event of Default" under (and as defined in) the Mississippi Indenture, together with copies of all notices pertaining thereto.
               Each Borrower shall promptly notify Bank in writing upon becoming aware of any change or effect (for which notice is not otherwise required to be given pursuant to this Section 5.12) that individually or in the aggregate is or could reasonably be anticipated to materially and adversely affect the business, prospects, profits, property or condition (financial or otherwise) of a Borrower.

          Section      Collateral.  CMLA shall at all times take title to or
otherwise acquire in its own name all items of Collateral. CMLA shall maintain and use all Collateral solely in the conduct of its own business in a careful and proper manner.

          Section      Ownership.    CMC  shall at all times own directly or
indirectly all voting and ownership interests (legal and beneficial) in all issued and outstanding shares of all equity securities of JCC and CMLA. CMC shall cause JCC to directly own at all times all voting and ownership interests (legal and beneficial) in all issued and outstanding shares of all equity securities of CMLA. CMC shall at all times designate (and retain the power to designate), or cause JCC to designate at all times, all of the members of the Board of Directors of CMLA.

          Section      ERISA Information and Compliance.  Each Borrower will
furnish to Bank (i) promptly after the filing thereof with the United States Secretary of Labor or the Pension Benefit Guaranty Corporation, copies of each annual and other reports with respect to each Plan or any trust created by each Borrower; and (ii) immediately upon becoming aware of the occurrence of any "reportable event," as such term is defined in Section 4043 of ERISA, or of any "prohibited transaction," as such term is defined in Section 4975 of the Code, in connection with any Plan or any trust created by each Borrower, a written notice signed by the president or the principal financial officer of each Borrower specifying the nature thereof, what action such Borrower is taking or proposes to take with respect thereto, and, when known, any action taken by the Internal Revenue Service with respect thereto. Each Borrower will comply with all of the applicable funding and other requirements of ERISA as such requirements relate to the Plans of such Borrower.

                                     -  -

          Section        Environmental Matters.  CMLA will not use, produce,
manufacture, process, generate, store, dispose of, manage at, or ship or transport to or from the Vessel or other properties of CMLA any hazardous substances or solid wastes except for hazardous substances and solid wastes used, produced, manufactured, processed, generated, stored, disposed of, released or managed in the ordinary course of business in compliance with all applicable environmental laws and except for hazardous substances or solid wastes released in amounts which do not require remediation pursuant to applicable law or regulation, and which do not present any danger to health, safety or the environment, or unless any liability resulting from such remediation is not likely to materially adversely affect the business, operations or financial condition of CMLA.

          Section      Indemnification.  CMLA hereby agrees (with respect to
the following clauses (i), (ii) and (iii)) and CMC hereby agrees (with respect to the following clause (iii)) to defend, indemnify and hold Bank and its directors, officers, agents and employees harmless from and against all claims, demands, causes of action, liabilities, losses, costs and expenses (including without limitation, costs of suit, reasonable legal fees and reasonable fees of expert witnesses) arising from or in connection with (i) the presence in, on or under the Vessel or any other properties of CMLA of any hazardous substances or solid wastes, or any releases or discharges of any hazardous substances or solid wastes on, under or from the Vessel or such other properties, (ii) any activity carried on or undertaken on or off the Vessel or such other properties, whether prior to or during the term of this Agreement, and whether by CMLA or any predecessor in title or any officers, employees, agents, contractors or subcontractors of CMLA or any of its subsidiaries or any predecessor in title, or any other Persons at any time occupying or present on the Vessel or such other properties, in connection with the handling, use, generation, manufacture, treatment, removal, storage, decontamination, clean-up, transport or disposal of any hazardous substances or solid wastes at any time located or present on or under the Vessel or such other properties, or (iii) any breach of any representation, warranty or covenant by such Borrower under the terms of this Agreement. The foregoing indemnity shall survive the termination of this Agreement and shall further apply to any residual contamination on or under or about the Vessel or such other properties, or affecting any natural resources, and to any contamination of any property or natural resources arising in connection with the generation, use, handling, storage, transport or disposal of any such hazardous substances or solid wastes, and irrespective of whether any of such activities were or will be undertaken in accordance with applicable laws, regulations, codes and ordinances.

          Section         Fixed Charge Coverage Ratio.  Through December 31,
1997, at the end of each calendar quarter, CMLA and its CMLA Subsidiaries shall as of the last day of June, September and December have a Fixed Charge Coverage Ratio of not less than 1.5:1.0 for the calendar year 1997 (not including the first quarter of 1997) through each date of calculation. From and after March 31, 1998, CMLA and its CMLA Subsidiaries shall as of the last day of each March, June, September and December have a Fixed Charge Coverage Ratio of not less than 1.5:1.0 for the most recently completed four fiscal quarters.

          Section          Consolidated  Interest  Coverage  Ratio.  Through
September 30, 1997, at the end of each calendar quarter, CMC shall as of the last day of June and September have a Consolidated Interest Coverage Ratio of not less than 1.6:1.0 for the calendar year 1997 through each date of calculation (and in connection therewith, the definition of Consolidated Interest Coverage Ratio from the Mississippi Indenture as incorporated herein shall be deemed modified to take into account the shorter periods of calculation than provided for in that definition in the Mississippi Indenture). From and after December 31, 1997, CMC shall as of the last day of December, March, June and September have a Consolidated Interest Coverage Ratio of not less than 1.6:1.0 for the most recently completed four fiscal quarters.

                                  ARTICLE

                             NEGATIVE COVENANTS

          Unless Bank's prior written consent to the contrary is obtained, each Borrower will at all times comply with each covenant contained in this
Article 6 (unless a covenant by its specific terms applies only to the other Borrower), from the date hereof and for so long as any part of its Obligations is outstanding.

          Section     Liens.  CMLA will not create, incur, assume, or permit
to exist any Lien on any of its properties except for:

          (a) The security interests in the Collateral and any other Liens in favor of Bank to secure the Term Loan Obligations;

          (b)     any other liens or security interests in favor of Bank;

          (c) Liens for taxes, assessments, or other governmental charges not yet due or which are being contested in good faith by appropriate action promptly initiated and diligently conducted, if such reserve as shall be required by generally accepted accounting principles shall have been made therefor (provided that such reserves may be set up under generally accepted accounting principles);

          (d) Liens of lessors (which are subordinated), carriers, warehousemen, mechanics, laborers, seamen, materialmen, suppliers and maritime tort claimants arising by law (and not granted as contractual Liens) in the ordinary course of business (excluding obligations for borrowed money) for sums either not yet past due or being contested in good faith by appropriate action promptly initiated and diligently conducted, if such reserve as shall be required by generally accepted accounting principles shall have been made therefor (provided that such reserves may be set up under generally accepted accounting principles); and

          (e)          Liens  otherwise  permitted by the Louisiana Indenture;
provided, that there shall not be permitted hereunder or otherwise, any Lien on the Collateral under the Security Agreement (whether now owned or hereafter acquired by CMLA, whether now existing or hereafter arising, whether or not on the Vessel, and if on the Vessel, whether or not attached to or comprising a part of the Vessel) in favor of the Louisiana Trustee or otherwise to secure any Debt under the Louisiana Indenture, it being understood, acknowledged and agreed by CMLA that all such Collateral constitutes "Excluded Assets" as that term is defined in the Louisiana Indenture and the agreements executed and delivered in connection therewith.

          Section      CMLA Debt.  CMLA will not incur, create, assume or in
any manner become or be liable in respect of any Debt direct or contingent, except for:

                    The Term Loan Obligations to Bank under this Agreement and the other Loan Documents;

                    Trade payables or operating leases existing as of the date of this Agreement or from time to time incurred by CMLA after the date of this Agreement, all in the ordinary course of business;

                    Taxes, assessments or other government charges which are not due or are being contested in good faith by appropriate action promptly initiated and diligently conducted, if such reserve as shall be required by generally accepted accounting principles shall have been made therefor (provided that such reserves may be set up under generally accepted accounting principles); and

                    Debt  of  CMLA  otherwise  permitted  by  the  Louisiana
Indenture.

          Section    CMC Debt.  CMC will not incur, create, assume or in any
manner become or be liable in respect of any Debt, direct or contingent, except for:

                    the Credit Line Obligations to Bank under this Agreement and the other Loan Documents;

                    Trade payables or operating leases existing as of the date of the this Agreement or from time to time incurred by CMC after the date of this Agreement, all in the ordinary course of business;

                    Taxes, assessments or other government charges which are not due or are being contested in good faith by appropriate action promptly initiated and diligently conducted, if such reserve as shall be required by generally accepted accounting principles shall have been made therefor (provided that such reserves may be set up under generally accepted accounting principles); and

                    Debt  of  CMC  otherwise  permitted  by  the  Mississippi
Indenture.

          Section   Nature of Business.  Neither Borrower shall, and neither
Borrower shall permit any of its subsidiaries to, engage in any business or investment activities other than the gaming business and such business activities as are incidental or related thereto including, without limitation, related hotel, sports and entertainment activities and food services. The foregoing shall not be deemed to permit any such activity if any other covenant of this Agreement were to be violated.

          Section      Mergers  and  Consolidations.   Neither Borrower will
acquire, merge with or into or consolidate with any Person, nor will it sell, assign, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its property (whether now owned or hereafter acquired) to any Person, except, with respect to CMLA, as shall be permitted by and performed in accordance with the Louisiana Indenture, and, with respect to CMC, as shall be permitted by and performed in accordance with the Mississippi Indenture; provided, that regardless of whether any such transaction is permitted under the Louisiana Indenture or the Mississippi Indenture, as the case may be, (i) there shall not exist any Default or Event of Default immediately before or after such transaction, and
(ii) the Person formed by or surviving any such merger or consolidation (if other than CMLA or CMC, as the case may be) or the Person to which such sale, assignment, lease or other disposition shall have been made assumes all of the Obligations of CMLA or CMC, as the case may be, pursuant to documentation in form and substance satisfactory to Bank.

          Section    Amendment of Charters.  Neither Borrower shall amend or
in any manner modify its respective articles of incorporation or by-laws in any material respect in such a manner that could adversely affect Bank's interests regarding the payment and performance of the Obligations and the Collateral, if any, therefor; provided, however, that the Borrowers may amend their respective articles of incorporation as required by Governmental Authority regulating the business of the Borrowers. Borrowers shall promptly provide Bank a copy of any amendments or modifications of their respective articles of incorporation and by-laws.

          Section    ERISA Compliance.  No Borrower shall at any time permit
any Plan maintained by it to engage in any "prohibited transaction" as such term is defined in Section 4975 of the Code; incur any "accumulated funding deficiency" as such term is defined in Section 302 of ERISA; or terminate any such Plan in a manner which could result in the imposition of a Lien on the property of such Borrower pursuant to Section 4068 of ERISA.

          Section Vessel Location. CMLA shall not change the Vessel's berth or allow the Vessel to be absent from its designated regular berth (approved by the Control Board) except for a reasonable period necessary for the purpose of maintenance and repairs and in emergency situations.

          Section      Operations.    CMLA  shall  not  discontinue  gaming
operations on the Vessel for more than fifteen (15) consecutive days except when the Vessel is out of service for a reasonable period for the purpose of maintenance or repairs and except in continuous emergency situations.

          Section      Advances.    Except to the extent otherwise permitted
under either Indenture, as the case may be, neither Borrower shall purchase or acquire any interest, shares, participations or other rights in any Person (nor any rights, warrants or options pertaining thereto), or purchase or acquire any notes, bonds, debentures or other evidence of indebtedness issued by any Person, or make any direct or indirect loan, advance, guaranty or capital contribution to any Person.

          Section      Contracts.    Neither  Borrower  shall enter into any
agreement (including without limitation any future indenture) containing any provision which would be violated or breached by the Borrowers' performance of their obligations under the Loan Documents.

          Section      Amendment  of  Indentures.  (a) CMLA shall not amend,
modify or supplement (i) any provision of Article 4 or Article 11 of the Louisiana Indenture, (ii) any provision of the Louisiana Indenture containing provisions relating to the interest rate of, the terms of repayment of, or the ability to prepay, redeem or defease, the Debt of CMLA under or in connection with the Louisiana Indenture and the agreements, documents and instruments executed and delivered in connection therewith, or (iii) any term used or defined in the Louisiana Indenture that is defined in this Agreement by cross-reference to the Louisiana Indenture or that otherwise is deemed to be incorporated into this Agreement.

          (b) CMC shall not amend, modify or supplement (i) any provision of Article 4 or Article 12 of the Mississippi Indenture, (ii) any provision of the Mississippi Indenture containing provisions relating to the interest rate of, the terms of repayment of, or the ability to prepay, redeem or defease, the Debt of any Person under or in connection with Mississippi Indenture and the agreements, documents and instruments executed and delivered in connection therewith, or (iii) any term used or defined in the Mississippi Indenture that is defined in this Agreement by cross-reference to the Mississippi Indenture or that otherwise is deemed to be incorporated into this Agreement.

                                  ARTICLE

                                 CONDITIONS

          Section     General Conditions to Initial Advance.  The obligation
of  Bank to make the initial Advance under this Agreement to CMC is subject to
(a) the accuracy as of the date of the initial Advance of each and every representation and warranty of each Borrower made or referred to in this Agreement or any other Loan Document executed in favor of or with Bank, or in any certificate delivered to Bank pursuant to or in connection with this Agreement, (b) the absence as of the date of the initial Advance of a Default or Event of Default hereunder, (c) the performance by each Borrower of its obligations to be performed hereunder on or before the date of such Advance, including without limitation those set forth in subsection 2.1(a) above, and
(d) the satisfaction of the following conditions as of or prior to the date of such Advance: (i) subject to Section 5.7 hereof, Borrowers shall have paid or caused to be paid all fees and out-of-pocket expenses of Bank's counsel in connection with the preparation, execution and delivery of all of the Loan Documents and the consummation of the transactions contemplated thereby, and
(ii) Bank shall have received the following, each in form and substance satisfactory to Bank and (except for the Credit Line Note) in sufficient counterparts:

          (A) Duly executed counterparts of this Agreement signed by all the parties hereto.

          (B) The duly executed Credit Line Note dated the Credit Line Closing Date.

     (C) All consents to and waivers, if any, respecting the transactions contemplated by the Credit Line.

     (D) Certificate of good standing as to CMC issued by the Secretary of State of its state of incorporation.

          (E) The certificate of the Secretary of CMC setting forth (i) resolutions of its board of directors in form and substance satisfactory to Bank with respect to the authorization of this Agreement and the other Loan Documents executed in favor of or with Bank by CMC and the transactions contemplated hereby and thereby; (ii) the names of the officers authorized to sign such instruments; and (iii) copies of the articles of incorporation and by-laws of CMC.

     (F) Satisfactory evidence of compliance with all gaming laws and requirements of gaming authorities pertinent to this Agreement.

     (G) Favorable legal opinions of counsel for CMC and Bank as to such matters concerning the Credit Line and the related Loan Documents as Bank may request.

     (H)     A copy of the Mississippi Indenture, certified by CMC.

          (I) A certificate substantially in the form of Exhibit C hereto signed by the principal financial officer of CMC.

          (J)  Any other document which Bank may reasonably request.

          Section Conditions to Each Additional Advance. The obligation of Bank to make additional Advances to CMC is subject to (a) the accuracy as of the date of such subsequent Advance of each and every representation and warranty of each Borrower made or referred to in this Agreement or any other Loan Agreement executed in favor of or with Bank, or in any certificate delivered to Bank pursuant to or in connection with this Agreement, (b) the absence of a Default or Event of Default hereunder as of the date of such subsequent Advance, (c) the performance by each Borrower of the respective obligations to be performed hereunder on or before such date, including without limitation those set forth in subsection 2.1(a) above, and (d) the satisfaction of the following conditions as of or prior to the date of such subsequent Advance: (i) Borrowers shall have paid or caused to be paid all reasonable fees then outstanding under or in connection with this Agreement (other than such fees excluded by virtue of the proviso in the first sentence of Section 5.7 above), and (ii) Bank shall have received on or before such date the following:

     (A) A certificate in the form of Exhibit C hereto signed by the principal financial officer of each Borrower.

     (B) Satisfactory evidence of compliance with all gaming laws and requirements of gaming authorities pertinent to this Agreement, if required by Bank.

          (C)  Any other document which Bank may reasonably request.

          Section   General Conditions to Term Loan.  The obligation of Bank
to make the Term Loan to CMLA under this Agreement is subject to the accuracy as of the date of the Term Loan of each and every representation and warranty of each Borrower made in this Agreement or any other Loan Document executed in favor of or with Bank, or in any certificate delivered to Bank pursuant to or in connection with this Agreement, the absence as of the Closing Date of a Default or Event of Default hereunder, and the satisfaction of the following conditions as of or prior to the date of the Term Loan: subject to Section
5.7 hereof, Borrowers shall have paid or caused to be paid all fees and out-of-pocket expenses of Bank's counsel in connection with the preparation, execution and delivery of all of the Loan Documents and the consummation of the transactions contemplated thereby, and Bank shall have received the following, each in form and substance satisfactory to Bank and (except for the Term Note) in sufficient counterparts:

               Duly executed counterparts of this Agreement signed by all the parties hereto.

               The duly executed Term Note dated the Term Loan Closing Date.

               Duly executed counterparts of the Collateral Documents (with evidence of recordation).

               Evidence that the Louisiana Trustee has received copies of all Loan Documents pursuant to a letter from CMLA enclosing such documents, together with such releases from the Louisiana Trustee concerning the Collateral that Bank may require (with evidence of recordation).

          All consents to and waivers, if any, respecting the transactions contemplated by the Term Loan.

          Favorable legal opinions of counsel for CMLA and Bank as to such matters concerning the Term Loan and the related Loan Documents as Bank may request.

               Certificate of good standing as to CMLA issued by the Secretary of State of its state of incorporation.

               The certificate of the Secretary of CMLA setting forth (i) resolutions of its board of directors in form and substance satisfactory to Bank with respect to the authorization of this Agreement and the other Loan Documents executed in favor of or with Bank by CMLA and the transactions contemplated hereby and thereby; (ii) the names of the officers authorized to sign such instruments; and (iii) copies of the articles of incorporation and by-laws of CMLA.

          Evidence satisfactory to Bank of CMLA's insurance, including without limitation as to the Vessel, which names Bank as additional insured, mortgagee and loss payee, with a waiver of rights of subrogation.

          Satisfactory evidence of compliance with all gaming laws and requirements of gaming authorities pertinent to this Agreement.
               A copy of the Louisiana Indenture, certified by CMLA.

          A certificate substantially in the form of Exhibit C hereto signed by the principal financial officer of CMLA.

          A copy of the Certificate of Documentation of the Vessel.

          Any other document which Bank may reasonably request.

          Section      Other  Conditions.    The  Borrowers further agree as
follows:

               The Borrowers agree to submit to the Control Board and the Division and the MGC complete and executed copies of the Loan Documents within thirty days after their execution, and to provide Bank with copies of the letter(s) of submission and all written responses by the Control Board or the Division or the MGC.

               The Borrowers agree to deliver to Bank within sixty (60) days after each of the initial Advance and the making of the Term Loan, if not delivered on the date of this Agreement, a legal opinion of gaming regulatory counsel of the Borrowers stating (i) that the execution, delivery and performance of the Loan Documents by the Borrowers and the consummation of the transactions contemplated thereby did not and will not violate the Riverboat Gaming Act or the Mississippi Gaming Act or any order, regulation, rule, license condition or other requirement issued or promulgated by the Control Board or the Division or the MGC, and (ii) that all necessary consents and approvals of the Control Board or the Division or the MGC pertaining to the transactions contemplated by the Loan Documents have been obtained and are in full force and effect. Such opinions shall be in form and substance reasonably satisfactory to Bank and Bank's counsel.

                                  ARTICLE

                                  DEFAULT

          Section   Events of Default.  Any of the following events shall be
considered an "Event of Default" as that term is used herein:

            Principal and Interest Payments. (i) CMC fails to make payment when due of any installment of principal or interest on any of the Advances made under the Credit Line, or of any fee or any other Obligation owed by CMC to Bank hereunder, and (other than with respect to the payment due on the Credit Period Termination Date) such failure continues for five (5) days thereafter; or (ii) CMLA fails to make payment when due of any installment of principal or interest on the Term Loan, or of any fee or any other Obligation owed by CMLA to Bank hereunder, and (other than with respect to the payment due on the Term Loan Maturity Date) such failure continues for five (5) days thereafter; or

            Representations and Warranties. Any representation or warranty made by a Borrower under the Loan Documents or in any certificate or financial or other statement furnished or made by a Borrower (or any officer, accountant or attorney of a Borrower) under or in connection with the Loan Documents is untrue in any material adverse respect as of the date as of which the facts therein set forth were stated or certified; or

               Specific Covenants. A Borrower defaults in the observance or performance of its covenants and agreements under Sections 2.8, 5.5, 5.8, 5.14, 5.18, 5.19, 7.4 or Article 6 hereof; or CMLA defaults in the observance or performance of its covenants and agreements under Sections 3.08, 3.11, 3.12 and 3.13 of the Ship Mortgage; or

            Covenants. A Borrower defaults in the observance or performance of any of the covenants or agreements contained in this Agreement, either Note or any of the other Loan Documents, or any other present or future agreements relating to any Debt of either Borrower to Bank, whether or not related to the Advances made under the Credit Line or to the Term Loan, to be kept or performed by either Borrower (other than a default under any other paragraph of this Section 8.1), and such default continues unremedied for a period of thirty (30) days after the earlier of (i) written notice thereof being given by Bank to the Borrowers, or (ii) such default otherwise becoming actually known to the president or principal financial officer of either Borrower; or

               Involuntary  Bankruptcy  or  Receivership  Proceedings.    A
receiver, conservator, liquidator or trustee of either Borrower or of JCC, or of any of their respective properties, is appointed by order or decree of any court or agency or supervisory authority having jurisdiction; or an order for relief is entered against either Borrower or against JCC under the Federal Bankruptcy Code; or either Borrower or JCC is adjudicated bankrupt or insolvent; or any material portion of the properties of either Borrower or of JCC is sequestered by court order and such order remains in effect for more than thirty (30) days after such party obtains knowledge thereof; or a petition is filed against either Borrower or against JCC under any reorganization, arrangement, insolvency, readjustment of debt, dissolution, liquidation or receivership law of any jurisdiction, whether now or hereafter in effect, and such petition is not dismissed within sixty (60) days; or

               Voluntary  Petitions.    Either  Borrower or JCC files a case
under the Federal Bankruptcy Code or seeks relief under any provision of any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, or consents to the filing of any case or petition against it under any such law; or

               Receivers.    Either  Borrower or JCC makes an assignment for
the benefit of its creditors, or admits in writing its inability to pay its debts generally as they become due, or consents to the appointment of a receiver, trustee or liquidator of either Borrower or of JCC or of all or any part of their respective properties; or

               Invalidity of Loan Documents. Any material provision of the Loan Documents shall for any reason cease to be valid and binding on a Borrower or any other third party after the date of this Agreement, or a Borrower shall so state or assert in writing or a third party shall so state or assert in any legal proceeding; or any of the Collateral Documents shall not give, or shall cease to give, Bank the Liens or the rights, powers and privileges purported to be created thereby, including without limitation a valid, enforceable and perfected first priority Lien on the Collateral in favor of Bank, or a Borrower or the Louisiana Trustee (other than with respect to the Vessel to the extent that the Vessel does not include the Collateral covered by the Security Agreement) shall so state or assert in writing or any other third party shall so state or assert in any legal proceeding; or

          Other Debt to Other Lenders. A Borrower or JCC defaults in the payment of any amounts due to any Person in respect of Debt (including without limitation under either Indenture), the outstanding aggregate principal amount of which Debt is in excess of $1,000,000.00, and any grace period applicable to such default has elapsed; or any such Debt shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled prepayment), redeemed, purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; or any creditor under such Debt shall seize or otherwise execute upon any property or assets; or

          Undischarged  Judgments.    Judgment  for  the payment of money in
excess of $500,000.00 (excluding all or any portion of such judgment covered by insurance maintained with one or more financially sound insurers that are obligated to pay such portion, so long as such insurer(s) shall not have denied coverage therefor in writing and such insured shall have certified to Bank that a claim with such insurer(s) has been or will promptly be filed and such insured has no reason to believe that such insurer(s) will not pay the claims in respect thereof in full) is rendered by any court or other Governmental Authority against either Borrower, and such Person does not discharge the same or provide for its discharge in accordance with its terms, or procure a stay of execution thereof within thirty (30) days from the date of entry thereof, and within said period of thirty (30) days from the date of entry thereof or such longer period during which execution of such judgment shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal while providing such reserves therefor as may be required under generally accepted accounting principles (provided such reserves may be set up under generally accepted accounting principles); or

          Discontinuance  or  Change  of Business.  Either Borrower violates
Section 6.4 hereof or JCC conducts any business or investment activities other than as permitted under Section 4.30 of the Louisiana Indenture; or

          Material  Adverse  Change.   There shall occur, in the judgment of
Bank, any event which causes any material adverse change in the condition (financial or otherwise), operations, profits, properties or prospects of either Borrower or of JCC, or which makes it impossible for either Borrower to pay its Obligations in accordance with the terms thereof or for either Borrower to otherwise perform in accordance with the terms of this Agreement and the other Loan Documents; or

          Collateral.    CMLA  sells (including without limitation in a sale
and leaseback transaction), disposes of, conveys, or (other than as permitted under Section 6.1 hereof) grants a Lien on or permits the placement of a Lien on, any of the Collateral; or the Vessel is arrested, seized, attached, sequestered or otherwise subject to any similar process and not released as required by the Ship Mortgage; or

          Control Board or MGC Action. Notice from the Control Board, the Division or the MGC that it intends to disapprove or revoke its approval of any of the transactions affected by this Agreement and the other Loan Documents; or

          CMLA's  License.   CMLA's License shall be suspended or revoked or
any action shall be taken to suspend or revoke CMLA's License; or

          Other  Authorizations.    CMLA  fails to retain any other license,
permit, authorization, or right, including without limitation any permits, licenses or approvals from the U.S. Coast Guard or the U.S. Army Corps of Engineers, material to the operation of the Vessel in its location designated as of the date of this Agreement; or

          Vessel Status. So long as there is no federal legislative act or final, non-appealable decision by the United States Supreme Court stating that riverboat gaming vessels (such as the Vessel, as opposed to barges with gaming operations thereon) located within U.S. waters in the Bossier City, Louisiana area are not subject to documentation as United States Flag Vessels (and therefore not capable of being subject to a federal maritime preferred ship mortgage under 46 U.S.C. 31301 et seq.), the Vessel shall for any reason be in jeopardy of not maintaining its documentation as a United States Flag Vessel; or CMLA ceases to be a citizen of the United States of America within the meaning of Title 46, Section 802 of the United States Code; or

          Change of Control. A Louisiana Indenture Change of Control or a Mississippi Indenture Change of Control shall occur; or

          Indentures.    Either  Indenture  and  the  obligations  of either
Borrower thereunder or in connection therewith shall cease to be effective.
          Section    Remedies.    Upon the occurrence and continuance of any
Event of Default specified in Section 8.1 (other than Sections 8.1(e) or 8.1(f) thereof), (i) all obligations, if any, of Bank to make Advances under the Credit Line, or to make the Term Loan if not already made, shall immediately cease and terminate, and (ii) Bank may by written notice to either or both of the Borrowers declare the entire principal amount of all of their respective Obligations then outstanding, together with all of their Debt then outstanding to Bank, including interest accrued thereon, to be immediately due and payable without presentment, demand, protest, notice of protest or dishonor or other notice of default of any kind, all of which are hereby expressly waived by the Borrowers.

            Upon the happening of any Event of Default specified in Sections 8.1(e) or 8.1(f) thereof), (i) all obligations, if any, of Bank to make Advances under the Credit Line, or to make the Term Loan if not already made, shall immediately cease and terminate, and (ii) the entire principal amount of all Obligations then outstanding, together with all Debt of each Borrower then outstanding to Bank, including interest accrued thereon shall, without notice or action by Bank, be automatically and immediately due and payable without presentment, demand, protest, notice of protest or dishonor or other notice of default of any kind, all of which are hereby expressly waived by the Borrowers.

               In addition to the foregoing, Bank may exercise any of the rights or remedies provided in the Loan Documents or avail itself of any rights or remedies provided by applicable law.

          Section  8.3    Set-Off.    Upon  the  occurrence  of any Event of
Default, Bank shall have the right to set-off or exercise any and all rights of counter-claim, banker's lien or other liens with respect to any funds of a Borrower in the possession of Bank or any other subsidiary or affiliate of First Commerce Corporation against any Debt then due by such Borrower to Bank.
 The Borrowers agree that any holder of a participation in either Note may, subject to the limitations imposed on Bank, exercise any and all rights of counter-claim, set-off, banker's lien and other liens with respect to any and all monies owing by a Borrower to such holder as fully as if such holder of a participation were a holder of a note in the amount of such participation.

                                  ARTICLE

                               MISCELLANEOUS

          Section      Notices.  Any notice or demand which, by provision of
this Agreement, is required or permitted to be given or served by one party to or on another party shall be given in writing and shall be deemed to have been sufficiently given and served for all purposes (if mailed) three calendar days after being deposited, postage prepaid, in the United States mail, registered or certified mail, or (if delivered by express courier) one calendar day after being delivered to such courier, or (if delivered in person) the same day as delivery, in each case addressed (until another address or addresses are given in writing by such party to the other party) as follows:

          If to CMLA:

          Casino Magic of Louisiana, Corp.
          1701 Old Minden Road
          Bossier City, Louisiana  71111
          Attn:  General Manager

          with a copy to:

          Casino Magic Corp.
          711 Casino Magic Drive
          Bay St. Louis, Mississippi  39520
          Attn: Mr. Robert Callaway, General Counsel

          If to CMC:

          Casino Magic Corp.
          711 Casino Magic Drive
          Bay St. Louis, Mississippi  39520
          Attn: Mr. Robert Callaway, General Counsel

          If to Bank:

          First National Bank of Commerce
          210 Baronne Street
          New Orleans, Louisiana  70112
          Attn:  Hospitality Lending Division

          with a copy to:

          Phelps Dunbar, L.L.P.
          400 Poydras Street
          New Orleans, Louisiana  70130
          Attn:  Mr. Harvey D. Wagar III


          Section      Invalidity.  In the event that any one or more of the
provisions contained in this Agreement, either Note or the other Loan Documents shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, the Notes or the other Loan Documents.

          Section      Survival  of  Agreements.    All  representations and
warranties of the Borrowers herein, and all covenants and agreements herein not fully performed before the effective date of this Agreement, shall survive such date.

          Section    Successors and Assigns.    All covenants and agreements
by or on behalf of the Borrowers contained in the Loan Documents shall bind their respective successors and assigns and shall inure to the benefit of Bank and its successors and assigns.

            This Agreement is for the benefit of Bank and for such other Person or Persons as may from time to time become or be the holders of any of the Obligations, and this Agreement shall be transferable and negotiable, with the same force and effect and to the same extent as the Obligations may be transferable, it being understood that, upon the transfer or assignment by Bank of any of the Obligations (whether such obligations be Credit Line Obligations or Term Loan Obligations), the legal holder of such Obligations shall have all of the rights granted to Bank under this Agreement.

            Each Borrower hereby recognizes and agrees that Bank may, from time to time, one or more times, transfer all or any portion of the Obligations (whether such Obligations be Credit Line Obligations or Term Loan Obligations) to one or more third parties. Such transfers may include, but are not limited to, sales of participation interests in such Obligations in favor of one or more third party lenders. Each Borrower specifically agrees and consents to all such transfers and assignments and each Borrower further waives any subsequent notice of and right to consent to any such transfers and assignments as may be provided under Louisiana or other applicable law. Each Borrower additionally agrees that the purchaser of a participation interest in any Obligations will be considered as the absolute owner of a percentage interest of such Obligations and that such a purchaser will have all of the rights granted to the purchaser under any participation agreement governing the sale of such a participation interest, but consents required under this Agreement from Bank shall be required only from Bank (and its successors and assigns) as holder of the applicable Note. Each Borrower further waives any right of offset that each Borrower may have against Bank and/or any purchaser of such a participation interest in any Obligations and each Borrower unconditionally agrees that either Bank or such a purchaser may enforce the applicable Obligations under this Agreement, irrespective of the failure or insolvency of Bank or any such purchaser. Each Borrower further agrees that, upon any transfer of all or any portion of the Obligations, Bank may transfer and deliver any and all Collateral securing repayment of such Obligations to the transferee of such Obligations and such Collateral shall secure any and all of the Obligations in favor of such a transferee. Each Borrower additionally agrees that, after any such transfer or assignment has taken place, Bank shall be fully discharged from any and all future liability and responsibility to each Borrower with respect to such Collateral, and the transferee thereafter shall be vested with all the powers, rights and duties with respect to such Collateral.

          Section    Renewal, Extension or Rearrangement.  All provisions of
this Agreement relating to the Notes shall apply with equal force and effect to each and all promissory notes or security instruments hereinafter executed which in whole or in part represent a renewal, extension for any period, increase or rearrangement of any part of such Notes.

          Section    Waivers.  No course of dealing on the part of Bank, its
officers, employees, consultants or agents, nor any failure or delay by Bank with respect to exercising any of its rights, powers or privileges under this Agreement, either Note or the other Loan Documents shall operate as a waiver thereof.

          Section      Cumulative  Rights.   The rights and remedies of Bank
under this Agreement, the Notes and the other Loan Documents shall be cumulative, and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

          Section    Singular or Plural.  Words used herein in the singular,
where  the  context  so permits, shall be deemed to include the plural or vice
versa.    The  definitions of words in the singular herein shall apply to such words when used in the plural where the context so permits and vice versa.

          SECTION      GOVERNING LAW.  THIS AGREEMENT IS, AND THE NOTES WILL
BE,  CONTRACTS  MADE  UNDER  AND  SHALL  BE  CONSTRUED  IN ACCORDANCE WITH AND
GOVERNED  BY  THE  LAWS  OF  THE  UNITED  STATES  OF  AMERICA AND THE STATE OF
LOUISIANA.

          Section      Titles  of  Articles,  Sections and Subsections.  All
titles or headings to articles, sections, subsections or other divisions of this Agreement or the exhibits hereto are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such articles, sections, subsections or other divisions, such other content being controlling as to the agreement between the parties hereto.

          Section      Limitation of Liability.  The Loan Documents to which
Bank is a party are executed by officers of Bank, and by acceptance of the Credit Line and the Term Loan, the Borrowers agree that for the payment of any claim or the performance of any obligations hereunder or under any other Loan Document resulting from any default by Bank, resort shall be had solely to the assets and property of Bank, and no shareholder, officer, employee or agent of Bank shall be personally liable therefor. The Loan Documents to which each Borrower is a party are executed by officers of such Borrower, and Bank agrees that for the payment of any claim or the performance of any Obligations hereunder or under any other Loan Document from a Borrower, resort shall be had solely to the assets and property of such Borrower, and absent any fraud, gross negligence or willful misconduct of any shareholder, officer, employee or agent of such Borrower, no such shareholder, officer, employee or agent shall be personally liable therefor.

          Section      Relationship  Between  the Parties.  The relationship
between Bank and the Borrowers shall be solely that of lender and borrower, and such relationship shall not, under any circumstances whatsoever, be construed to be a joint venture, joint adventure or partnership. Bank has no fiduciary obligation to the Borrowers with respect to this Agreement or the transactions contemplated hereby.

          Section      Third  Party  Beneficiaries.    All conditions to the
obligation of Bank to make any Advance or the Term Loan hereunder are imposed solely and exclusively for the benefit of Bank and its assigns. No other
Person shall have standing to require satisfaction of such condition or be entitled to assume that Bank will refuse to make any Advance or the Term Loan in the absence of strict compliance with any or all thereof, and no other Person shall, under any circumstances, be deemed to be a beneficiary of such conditions, any or all of which may be freely waived, in whole or in part, by Bank at any time in its sole discretion.

          Section      Amendment.  Neither this Agreement nor any provisions
hereof may be changed, waived, discharged or terminated orally or in any manner other than by an instrument in writing signed by all the parties to this Agreement (or their respective successors and assigns).

          Section      Entire  Agreement.  This Agreement and the other Loan
Documents set forth the entire agreement of Bank and the Borrowers with respect to the Credit Line and the Term Loan, and supersede all prior written or oral understandings with respect thereto; provided, however, that all written representations, warranties and certifications made by the Borrowers to Bank with respect to the Credit Line and the Term Loan and the security therefor shall survive the execution of this Agreement. The Borrowers are not relying upon any representation by Bank or any representative thereof, and no representation has been made, that Bank will, at the time of an Event of Default or Default, or at any other time, waive, negotiate, discuss or take or refrain from taking any action with respect to any such Event of Default or Default.

          Section      Time  of  the  Essence.   Time shall be deemed of the
essence with respect to the performance of all of the terms, provisions and conditions on the part of the Borrowers and Bank to be performed hereunder.

          Section      Counterparts.    This  Agreement  may  be executed in
multiple counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

          Section   LITIGATION - JURY TRIAL AND JURISDICTION.  EACH BORROWER
ACKNOWLEDGES THAT ANY DISPUTE OR CONTROVERSY BETWEEN A BORROWER AND BANK WOULD BE BASED ON DIFFICULT AND COMPLEX ISSUES OF LAW AND FACT. ACCORDINGLY, EACH BORROWER HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT OR TRIBUNAL IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST A BORROWER ARISING OUT OF THIS AGREEMENT, THE CREDIT LINE OR THE TERM LOAN, OR ANY OTHER LOAN DOCUMENT EXECUTED AND DELIVERED IN CONNECTION HEREWITH OR THEREWITH. EACH BORROWER AGREES THAT THE COURTS OF THE STATE OF LOUISIANA SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES PERTAINING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT, THE CREDIT LINE OR THE TERM LOAN, OR ANY MATTER ARISING IN CONNECTION HEREWITH OR THEREWITH. EACH BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING IN SUCH COURT.

          Section Interest. It is the intention of the parties hereto to conform strictly to applicable usury laws as presently in effect. Accordingly, notwithstanding the designation of Louisiana law pursuant to
Section 9.9 hereof, if the transactions contemplated hereby are held by a final judgment of a court of competent jurisdiction to be usurious under applicable law (including the laws of the United States of America or any state other than Louisiana), then, in that event, notwithstanding anything to the contrary in this Agreement, the Notes or the other Loan Documents, the parties hereto agree as follows: (i) the aggregate of all consideration which constitutes interest under applicable law that is contracted for, charged or received under the Loan Documents shall under no circumstances exceed the maximum amount of interest allowed by applicable law, and any excess shall be credited on the applicable Obligations (or, if such Obligations shall have been paid in full, refunded to the applicable Borrower), and (ii) in the event that the maturity of the Obligations is accelerated by reason of an election of the holder thereof resulting from any Event of Default under this Agreement or otherwise, or in the event of any prepayment, then such consideration that constitutes interest may never include more than the maximum amount allowed by applicable law, and excess interest, if any, provided for in this Agreement or otherwise shall be cancelled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited on the applicable Obligations (or, if such Obligations shall have been paid in full, refunded to the applicable Borrower).

          IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed on the date first above written.


                              CASINO MAGIC OF LOUISIANA, CORP.


                              By:  /s/ Robert A. Callaway
                                   Name: Robert A. Callaway
                                   Title:   Secretary



                              CASINO MAGIC CORP.


                              By:  /s/ Robert A. Callaway
                                   Name:  Robert A. Callaway
                                   Title:    Secretary


                              FIRST NATIONAL BANK OF COMMERCE


                              By:  /s/ Stephen M. Valdes
                                   Name:  Stephen M. Valdes
                                   Title: Vice President


                              LIST OF EXHIBITS



     Form of Credit Line Note ( 2.1(a))

     Form of Term Note ( 2.1(b))

Form of Compliance Certificate (  2.1(a), 5.2(b), 7.1, 7.2, 7.3)

D.     Subsidiaries ( 4.1(a))


                                                                     EXHIBIT A
                                                                        PAGE



                                  EXHIBIT A

                           FORM OF CREDIT LINE NOTE

           *   *   *   *   *   *   *   *   *   *   *   *   *  *   *

                               PROMISSORY NOTE


$2,500,000.00     March 27, 1997

Due:  March 27, 1998     New Orleans, Louisiana


          FOR VALUE RECEIVED, CASINO MAGIC CORP., a Minnesota corporation ("Borrower"), promises to pay to the order of First National Bank of Commerce ("Bank") at its office at New Orleans, Louisiana, the principal sum of Two Million Five Hundred Thousand and No/100 ($2,500,000.00) Dollars, or so much thereof as may be advanced pursuant to subsection 2.1(a) and related provisions of that certain Credit Agreement among Borrower, Casino Magic of Louisiana, Corp., a Louisiana corporation, and Bank dated of even date herewith (as the same may hereafter be amended, modified, supplemented or restated from time to time, the "Credit Agreement"), whichever is less.

          The credit advice resulting from the deposit of the proceeds of any Advance (as defined in the Credit Agreement) in Borrower's account with Bank, or Bank's copy of any cashier's check representing all or any part of the proceeds or a disbursement shall be deemed prima facie evidence of Borrower's indebtedness to Bank on such Advance.

          Borrower shall pay to Bank on maturity of this Promissory Note on the Credit Period Termination Date (as defined in the Credit Agreement) an amount sufficient to repay in full the principal amount of all Advances then outstanding. Other rights and obligations of Borrower in connection with prepayment of this Promissory Note are set forth in Section 2.4 of the Credit Agreement.

          The aggregate outstanding principal amount hereof shall bear interest from the date hereof until paid in full at a varying rate per annum determined in accordance with Section 2.2 of the Credit Agreement, which interest shall be payable in accordance with such Section 2.2. All payments of interest shall be computed on the per annum basis of a year of 360 days for the actual number of days (including the first day, but excluding the last day) elapsed.

          This Promissory Note is issued pursuant to and is entitled to the benefits of the Credit Agreement. Reference is made to the Credit Agreement for provisions for the acceleration of the maturity hereof on the occurrence of certain events specified therein, the definitions of capitalized terms not otherwise defined herein, and for all other pertinent purposes.

          All payments and prepayments made by Borrower hereunder and under the Credit Agreement shall be made in lawful money of the United States to Bank in immediately available funds before 1:00 P.M. (Central Time) on the date that such payment is required or designated to be made. Any payment received and accepted by Bank after such time shall be considered for all purposes (including the calculation of interest, to the extent permitted by law) as having been made on Bank's next following Business Day.

          Borrower hereby authorizes Bank, subject to the terms of the Credit Agreement, if and to the extent payment is not made when due hereunder or under the Credit Agreement, to charge from time to time against any of Borrower's accounts with Bank any amount so due.

          Borrower and any guarantor, accommodation party, endorser or other person or entity liable for the demand or collection of this Promissory Note expressly waive demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, bringing of suit, diligence in taking any action to collect amounts called for hereunder and in the handling of property at any time existing as security in connection herewith, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder or in connection with any right, lien, interest or property at any and all times had or existing as security for any amount called for hereunder.

          If an Event of Default occurs and this Promissory Note is placed in the hands of an attorney for collection, or suit is filed hereon, or proceedings are had in bankruptcy, probate, receivership or other judicial proceedings for the establishment or collection of any amount called for hereunder, or any amount payable or to be payable hereunder is collected through any such proceedings, Borrower agrees it is also to pay or reimburse to the owner and holder of this Promissory Note reasonable legal fees and other expenses in accordance with the Credit Agreement, including without limitation Section 5.7 thereof.

          The Default Rate payable by Borrower in connection with late payments of principal or interest is set forth in Section 2.3 of the Credit Agreement.

          THIS PROMISSORY NOTE SHALL BE GOVERNED BY AND CONSTRUED UNDER THE INTERNAL LAWS OF THE STATE OF LOUISIANA.

          IN WITNESS WHEREOF, Borrower has executed and delivered this Promissory Note on the day first written above.


     CASINO MAGIC CORP.



     By:
        Name:
        Title:


                                                                     EXHIBIT B
                                                                        PAGE



                                  EXHIBIT B

                              FORM OF TERM NOTE

           *   *   *   *   *   *   *   *   *   *   *   *   *  *   *

                               PROMISSORY NOTE


$3,850,000.00     March 27, 1997

Due:     September 27, 1999     New Orleans, Louisiana


          FOR VALUE RECEIVED, CASINO MAGIC OF LOUISIANA, CORP., a Louisiana corporation ("Borrower"), promises to pay to the order of First National Bank of Commerce ("Bank") at its office at New Orleans, Louisiana, the principal sum of Three Million Eight Hundred Fifty Thousand and No/100 ($3,850,000.00) Dollars.

          The credit advice resulting from the deposit of the proceeds of the Term Loan (as defined in the Credit Agreement among Borrower, Casino Magic Corp., a Minnesota corporation, and Bank dated of even date herewith (as the same may hereafter be amended, modified, supplemented or restated from time to time, the "Credit Agreement")) in Borrower's account with Bank, or Bank's copy of any cashier's check representing all or any part of the Term Loan, shall be deemed prima facie evidence of Borrower's indebtedness to Bank on the Term Loan.

          The aggregate outstanding principal amount hereof shall bear interest from the date hereof until paid in full at eight and one-quarter (8.25%) percent per annum. All payments of interest shall be computed on the per annum basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) elapsed.

          Borrower shall pay interest on the aggregate outstanding principal of the Term Loan on each Term Loan Payment Date (hereinafter defined) (including without limitation the Term Loan Maturity Date (as defined in the Credit Agreement)) simultaneously with the principal payment then due and payable.

          Commencing on the Term Loan Principal Commencement Date (as defined in the Credit Agreement) and continuing quarterly thereafter on the following nine (9) successive quarterly anniversary dates of the Term Loan Principal Commencement Date through and including the Term Loan Maturity Date (each such principal payment date being a "Term Loan Payment Date"), Borrower shall pay the principal amount of this Promissory Note in ten (10) equal installments of $385,000.00 each, together with interest on the aggregate outstanding principal balance in arrears.
          This Promissory Note is issued pursuant to and is entitled to the benefits of the Credit Agreement. Reference is made to the Credit Agreement for provisions for the determination of the Principal Commencement Date and the Maturity Date, the acceleration of the maturity hereof on the occurrence of certain events specified therein, the definitions of capitalized terms not otherwise defined herein, and for all other pertinent purposes.

          All payments and prepayments made by Borrower hereunder and under the Credit Agreement shall be made in lawful money of the United States to Bank in immediately available funds before 1:00 P.M. (Central Time) on the date that such payment is required or designated to be made. Any payment received and accepted by Bank after such time shall be considered for all purposes (including the calculation of interest, to the extent permitted by law) as having been made on Bank's next following Business Day. If the day for any payment or prepayment hereunder falls on a day which is not a Business Day, then for all purposes of this Promissory Note, the same shall be deemed to have fallen on the next following Business Day, and such extension of time shall in such case be included in the computation of payments of interest.

          Borrower hereby authorizes Bank, subject to the terms of the Credit Agreement, if and to the extent payment is not made when due hereunder or under the Credit Agreement, to charge from time to time against any of Borrower's accounts with Bank any amount so due.

          Borrower and any guarantor, accommodation party, endorser or other person or entity liable for the demand or collection of this Promissory Note expressly waive demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, bringing of suit, diligence in taking any action to collect amounts called for hereunder and in the handling of property at any time existing as security in connection herewith, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder or in connection with any right, lien, interest or property at any time had or existing as security for any amount called for hereunder.

          If an Event of Default occurs and this Promissory Note is placed in the hands of an attorney for collection, or suit is filed hereon, or proceedings are had in bankruptcy, probate, receivership or other judicial proceedings for the establishment or collection of any amount called for hereunder, or any amount payable or to be payable hereunder is collected through any such proceedings, Borrower agrees it is also to pay or reimburse to the owner and holder of this Promissory Note reasonable legal fees and other expenses in accordance with the Credit Agreement, including without limitation Section 5.7 thereof.

          The rights and obligations of Borrower in connection with prepayment of this Promissory Note are set forth in Section 2.4 of the Credit Agreement.

          The Default Rate payable by Borrower in connection with late payments of principal or interest is set forth in Section 2.3 of the Credit Agreement.

          THIS PROMISSORY NOTE SHALL BE GOVERNED BY AND CONSTRUED UNDER THE INTERNAL LAWS OF THE STATE OF LOUISIANA.

          IN WITNESS WHEREOF, Borrower has executed and delivered this Promissory Note on the day first written above.

                                   CASINO MAGIC OF LOUISIANA, CORP.



                                   By:
                                      Name:
                                      Title:


                                                                     EXHIBIT C
                                                                        PAGE



                                  EXHIBIT C

                        Form of Compliance Certificate

           *   *   *   *   *   *   *   *   *   *   *   *   *  *   *

                            COMPLIANCE CERTIFICATE


          1. Each of the undersigned hereby certifies to First National Bank of Commerce (the "Bank") as follows:

          (a) The signatories are the principal financial officers (each, the "Financial Officer") of, as the case may be, Casino Magic of Louisiana, Corp., a Louisiana corporation ("CMLA"), and Casino Magic Corp., a Minnesota corporation ("CMC"; CMLA and CMC being sometimes referred to herein individually as a "Company" and collectively as the "Companies");

          (b) As to each Financial Officer, in such capacity he is authorized to execute this Certificate on behalf of the respective Company;

          (c) As to each Company, a review of the activities of such Company has been made under the supervision of the undersigned Financial Officers with a view of determining whether each has fulfilled its obligations under the Credit Agreement dated as of March 27, 1997 (as amended, modified or supplemented from time to time, the "Credit Agreement") among CMLA, CMC and Bank.

          2. Each of the undersigned further certifies, represents and warrants to Bank as follows (and each capitalized term used herein without definition shall have the respective meaning ascribed thereto in the Credit Agreement):

          (A) The financial statements delivered to Bank concurrently with this Certificate fairly and accurately present the financial condition of the Companies.

          (B) The representations and warranties of the Companies contained in the Credit Agreement and otherwise made in writing by or on behalf of the Companies pursuant to the Credit Agreement and the other Loan Documents were true and correct when made, and are repeated at and as of the time of delivery hereof and are true and correct at and as of the time of delivery hereof, except for changes in the ordinary course of business which changes do not change the substance of such representations and warranties when originally made;

          (C) Each Company has performed and complied with all agreements and conditions contained in the Credit Agreement and all other Loan Documents required to be performed or complied with by such Company prior to or at the time of delivery hereof;

          (D) Each Company has not incurred any material liabilities, direct or contingent, since the last day of the fiscal quarter of such Company for which financial statements are concurrently herewith being furnished to Bank pursuant to the Credit Agreement, except those permitted by the Credit Agreement or otherwise consented to in writing by the Bank;

          (E) No material adverse changes have occurred, either in any case or in the aggregate, in the assets, liabilities, financial condition, business, operations, affairs or circumstances of a Company from those reflected in the financial statements referred to in 2(D) above; and

          (F) There exist no Defaults or Events of Default under the Credit Agreement or any condition, event or act which constitutes, or with notice or lapse of time (or both) would constitute, a default or event of default under any Indenture, loan agreement, note agreement or other agreement pertaining to any Debt to which either Company is a party under which the obligations of such Company are greater than $1,000,000.00.

          3. [INAPPLICABLE WHEN THIS COMPLIANCE CERTIFICATE IS SUBMITTED UNDER ARTICLE 7 OF CREDIT AGREEMENT.] The Financial Officers hereby certify, represent and warrant to the Bank that the calculations for the fiscal quarter most recently ended pertaining to Sections 5.18 and 5.19 of the Credit Agreement are as follows (additional sheets being attached if necessary):

          4. This Certificate may be executed in one or more counterparts with the same effect as if the signatures hereto and thereto were on the same instrument.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Certificate on the ____ day of ____________, 199__.


                                   _______________________________
                                   Name:__________________________
                                   Title:_________________________
                                           of Casino Magic of
                                           Louisiana, Corp.



                                   ________________________________
                                   Name:___________________________
                                   Title:__________________________
                                           of Casino Magic Corp.

                                                                     EXHIBIT D
                                                                        PAGE



                                  EXHIBIT D

                                 SUBSIDIARIES

           *   *   *   *   *   *   *   *   *   *   *   *   *  *   *



                                    CMLA


                                     None


                                    CMC


     Casino Magic of Louisiana, Corp.     Louisiana

     Jefferson Casino Corporation     Louisiana